Exhibit 10.2

UPSTREAMING AGREEMENT

AN AGREEMENT made as of the 25th day of January, 2006, between Universal Records, a division of UMG Recordings, Inc. 1755 Broadway, New York, New York 10019 (hereinafter referred to as “Universal") and American Southwest Music Distribution, Inc. at 8721 Sunset Blvd, Suite #7, Los Angeles, CA 90069, Attn: Marcus Sanders, Esq. (hereinafter referred to as "you").

1.

BACKGROUND; PURPOSE OF AGREEMENT

1.01.

You and Universal hereby acknowledge that contemporaneously herewith you and Universal are entering into the following agreements (the “Related Agreements”) each of even date herewith: (a) an Exclusive  Manufacturing and Distribution agreement pursuant to which you grant to Universal the exclusive right to manufacture, sell distribute, and otherwise exploit Distributed Product in the United States (the “Distribution Agreement”); and (b) an Exclusive Foreign License Agreement pursuant to which you grant to Universal the exclusive right to manufacture, sell, distribute, and otherwise exploit Distributed Product throughout the world other than the United States (the “License Agreement”).

1.02

You and Universal mutually desire to enter into this agreement to provide for Universal to have the ability to select one (1) or more Distributed Artist(s) (as such term is defined in the Distribution Agreement) and enter into an agreement with you pursuant to which you will furnish to Universal the exclusive recording services of the applicable Distributed Artist, in which event all Masters recorded under or otherwise subject to such agreement and all other materials contemplated by such agreement and/or subject thereto will not be subject to the provisions of the Related Agreements but instead will be subject to this agreement and the other agreements referred to herein.  The purpose of this agreement is to set forth the procedure by which Universal may select such Distributed Artist(s) and enter into the respective exclusive recording agreement(s) with you with respect to each selected Distributed Artist, and also to set forth the other terms and conditions governing the rights and obligations of you and Universal in connection with the foregoing.

2.

TERM

2.01

The term of this agreement (“Term”) will be the same as and will run simultaneously with the term of the Distribution Agreement (subject to paragraph 3.02(b)(2) below).

2.02

It is understood that although both this agreement and each Furnishing Agreement refer to “Term” or “term”, such references are not intended to make this agreement and any Furnishing Agreement coterminous (i.e., such terms used in this agreement refer to the duration of this agreement and such terms as used in each Furnishing Agreement refer to the duration of the applicable Furnishing Agreement, unless otherwise indicated).  Without limiting the foregoing, the expiration or termination of the Term of this agreement shall not operate as an expiration or termination of the term of any Furnishing Agreement, each of which will expire or terminate according to the provisions contained in each such agreement, and, similarly, the expiration or termination of any Furnishing Agreement shall not operate as an expiration or termination of the Term of this agreement or any other Furnishing Agreement.

3.

UNIVERSAL’S RIGHTS; UPSTREAMING

3.01.

Subject to the other terms and conditions contained herein, you hereby grant to Universal the exclusive and irrevocable right (“Upstream Right”) during the Term hereof (subject to

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paragraph 3.02(b)(2) below) to select one (1) or more Distributed Artist(s) for the purpose of you and Universal entering into an agreement pursuant to which you will furnish to Universal the exclusive recording services of the selected Distributed Artist and in connection therewith certain Masters embodying the performance of the particular Distributed Artist will be subject to the provisions of the applicable Furnishing Agreement and no longer subject to the provisions of the Related Agreements.

3.02.

Universal may exercise its Upstream Right with respect to a particular Distributed Artist by sending you written notice (“Upstream Notice”) at any time during the following periods:

(a)

during the period commencing on the date any Distributed Album has been delivered to Universal under the Distribution Agreement, and ending on Universal’s United States retail street date for that Distributed Record; or

(b)

(1)

(A)

at any time during the period commencing on the date any Distributed Album that has been commercially released in the United States by Universal under the Distribution Agreement has achieved sales in the United States equal to or in excess of  twenty five thousand (25,000) units (as reported by Soundscan or a similar mechanism for measuring retail sales) (“Sales Threshold”), and ending on the date such Album has achieved sales in the United States (as reported by Soundscan or a similar mechanism for measuring retail sales) equal to fifty thousand (50,000) units (such period, the “Soundscan Period”).

(B)

Notwithstanding anything to the contrary contained in paragraph 3.02(b)(1)(A) above, if any Distributed Record has achieved sales in the United States in excess of the Sales Threshold but Universal has not exercised its Upstream Right in respect of the particular Distributed Artist as of the date the Sales Threshold is achieved, then the following will apply: (i) you will notify Universal in writing that the Sales Threshold has been achieved and that Universal has not exercised its Upstream Right with respect to the particular Distributed Artist (“Upstream Warning Notice”); (ii) the Soundscan Period will be deemed to continue until the date thirty (30) days after Universal’s receipt of the Upstream Warning Notice (the “Extension Period”); and (iii) Universal will have the right to exercise its Upstream Right with respect to the applicable Distributed Artist at any time before the end of the Extension Period.

(2)

Notwithstanding anything to the contrary contained herein, if Universal’s United States retail street date (“Release Date”) for any Distributed Record falls on a date that is less than six (6) months from the date the Term of the Distribution Agreement expires or terminates, then Universal will have the right to exercise its Upstream Right pursuant to paragraph 3.02(b)(1) above in respect of the particular Distributed Artist whose performance is embodied on such Record (each, a “Post Term Artist”) at any time up to and including the date six (6) months after the Release Date for the particular Record (subject always to the provisions of paragraph 3.02(b)(1)(B) above), provided that the particular Record satisfies the sales-related conditions set forth in said paragraph 3.02(b)(1) above during such six (6)  month period.  The period commencing on the last day of the Term hereof and ending on the date that is six (6) months after the Release Date of the applicable Distributed Record is hereinafter referred to as the “Post Term Period” for the particular Post Term Artist.  Notwithstanding the expiration or termination of the term of the Distribution Agreement, you and Universal hereby agree that the terms and conditions of this agreement (including, without limitation, Universal’s Upstream Right and all of all of Universal’s other rights hereunder and all of your obligations hereunder) will remain in full force and effect in all respects during the applicable Post Term Period for each Post Term Artist.  In connection with the foregoing, you agree that during the applicable Post Term Period for each Post Term Artist you will not (i) terminate the term of the applicable Distributed Artist Agreement; or (ii) assign any of your rights or obligations under the particular Distributed Artist Agreement; or (iii) amend or modify the particular Distributed Artist Agreement; or (iv) waive any of your rights under the particular Distributed Artist Agreement in any manner that might impair the rights granted to Universal hereunder; or (v) enter into an agreement with any Person other than Universal pursuant to which you furnish the

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recording services of the particular Post Term Artist to such other Person or pursuant to which any Person other than Universal is otherwise granted the right to distribute and/or otherwise exploit the results and proceeds of the applicable Post Term Artist’s recording services; or (v) take (or fail to take) any action necessary or desirable to keep the particular Distributed Artist Agreement in full force and effect during the applicable Post Term Period.

3.03.

If Universal exercises its Upstream Right with respect to any Distributed Artist, then the following will terms and conditions will apply:

(a)

(1)

as of the date of Universal’s Upstream Notice (“Commencement Date”) for the applicable Distributed Artist you and Universal will be deemed to have entered into an agreement pursuant to which you agree to furnish to Universal the exclusive recording services of the particular Distributed Artist in the form attached hereto as Annex “A” (“Furnishing Agreement”), subject to the other terms and conditions set forth in this agreement, including, without limitation, the provisions of this paragraph.  Each Distributed Artist that you and Universal enter into a Furnishing Agreement with respect to is sometimes hereinafter referred to as an “Upstreamed Artist”.  In connection with the foregoing, the terms and conditions of each such Furnishing Agreement shall be terms and conditions set forth in Annex “A” attached hereto, except that such terms and conditions shall be deemed to be supplemented and modified for each Furnishing Agreement on an Upstreamed Artist-by-Upstreamed Artist basis in accordance with the terms and conditions set forth in Schedule “1” attached hereto and incorporated herein by this reference.  With respect to the provisions set forth in Schedule “1” attached hereto and the application thereof to each Furnishing Agreement, promptly following your receipt of the Upstream Notice for the Upstreamed Artist concerned (but in no event later than ten (10) business days after the date of the Upstream Notice concerned) you will furnish Universal in writing with all of the information required by Universal to determine the applicable provisions addressed in said Schedule “1” and any other information or documents requested by Universal in connection with the applicable Furnishing Agreement (such as, by way of example only, the name(s) of the members of the Upstreamed Artist and/or a complete and accurate copy of the particular Distributed Artist Agreement with respect to the Upstreamed Artist concerned).  Without limiting the foregoing, at Universal’s request you further agree to execute an agreement between you and Universal in a substantially the same form and containing substantially the same provisions as the form agreement attached as Annex “A” attached hereto except as modified and supplemented in accordance with the provisions set forth in Schedule “1” attached hereto for the Upstreamed Artist concerned and containing complete information with respect to the applicable Upstreamed Artist; provided, however, that any failure, delay, or refusal by you or Universal to so execute such agreement shall not in any manner (aa) limit any of Universal’s rights hereunder or under the applicable Furnishing Agreement or any of your obligations hereunder or under the particular Furnishing Agreement; or (bb) impede or compromise the enforceability and effectiveness of this agreement or the applicable Furnishing Agreement.

(2)

You agree with respect to each Upstreamed Artist to deliver to Universal an agreement between Universal and the applicable Upstreamed Artist in the form of Exhibit “A” annexed to the Furnishing Agreement (the "Inducement Letter") that has been executed by you and the applicable Upstreamed Artist.  You will deliver the Inducement Letter for each Upstreamed Artist to Universal promptly (but in no event later than ten [10] days) following the Commencement Date for the applicable Furnishing Agreement.  Notwithstanding anything to the contrary contained herein, Universal may at any time refuse to continue to perform any of its obligations under this agreement and/or the applicable Furnishing Agreement until you have delivered to Universal an original copy of the Inducement Letter signed by all of the members of the particular Upstreamed Artist and all other applicable parties thereto (including, without limitation, you).

(b)

effective as of the Commencement Date: (1) the then-current Distributed Album that Universal exercised its Upstream Right in connection with (“First Upstreamed Album”) will be subject to the terms and conditions of the applicable Furnishing Agreement in respect of the

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Upstreamed Artist concerned; (2) the First Upstreamed Album will constitute the Album in fulfillment of your Recording Commitment for the initial Contract Period under the applicable Furnishing Agreement (as used in the preceding clause, the terms “Recording Commitment” and “initial Contract Period” will have the meanings ascribed to such terms in the applicable Furnishing Agreement); (3) all Record packaging artwork and other materials created or used in connection with the First Upstreamed Album will constitute Artwork or similar materials under the applicable Furnishing Agreement and will be subject to the terms and conditions thereof; (4) all of the Masters embodied on the First Upstreamed Album and all Masters recorded by the Upstreamed Artist concerned on or after the applicable Commencement Date will constitute Masters recorded under that Furnishing Agreement and will be subject to the terms and conditions contained therein; and, for the avoidance of doubt (5) the First Upstreamed Album and all Masters embodied thereon and all Masters recorded by the Upstreamed Artist concerned (and Albums recorded by such Upstreamed Artist) on or after the applicable Commencement Date will not be subject to the provisions of the Related Agreements except as otherwise provided herein.

3.04.

Without limiting the generality of the foregoing, but for the avoidance of doubt, if Universal does not exercise its Upstream Right with respect to a particular Distributed Artist at any time hereunder, such election will not act as a waiver of Universal’s rights hereunder or otherwise prevent Universal from subsequently exercising its Upstream Right in respect of that same Distributed Artist at any other time hereunder in accordance with the provisions contained herein.

3.05.

Universal is under no obligation whatsoever to exercise its Upstream Right with respect to any Distributed Artist(s).

3A.

MISCELLANEOUS COPYRIGHT ASSIGNMENT PROVISIONS

3A.01.

(a)

Notwithstanding anything to the contrary contained herein or in any Furnishing Agreement (and to the degree this Article 3A is inconsistent with the provisions of Article 9 of the Furnishing Agreement, without otherwise limiting the provision of such Article 9, the provisions of this Article 3A will control), if Universal exercises its Upstream Right in respect of any Distributed Artist, then as of the Commencement Date for the applicable Furnishing Agreement you will be deemed to have sold, transferred, and assigned to Universal, its successors and assigns, absolutely and forever, and without any limitations or restrictions whatsoever, fifty percent (50%) of all rights, titles and interest of every kind, whether now or hereafter in existence, in and to the following, subject always to the provisions of paragraph 3A.03 below: (1) all of the Masters embodied on the First Upstreamed Album (“Existing Masters”); (2) all Videos in existence as of the applicable Commencement Date embodying said Masters; and (3) all Record packaging artwork and other Artwork used or created for use in connection with the First Upstreamed Album and/or the Masters embodied thereon and/or the marketing, promotion, and advertising of the foregoing (the items set forth in the foregoing clauses (1), (2) and (3) are hereinafter collectively referred to as the “Existing Materials”), including, without limitation, all copyrights (and/or similar statutory protections) and extensions and renewals of copyright, perpetually, throughout the Territory, free of encumbrances.  As of the applicable Commencement Date, (i) the Existing Masters will be deemed to be Masters made under the particular Furnishing Agreement during the initial Contract Period thereof and will be subject to the terms thereof and (ii) the Existing Materials will be deemed to be “Materials” under the applicable Furnishing Agreement.  You agree to timely execute any documents Universal may require to effectuate the foregoing assignment and, in the event you fail to sign such documents within ten (10) days (or less, if needed and stated in the request) after your receipt of Universal’s written request therefor, Universal may sign such documents in your name (and you hereby appoint Universal your agent and attorney-in-fact for such purposes) and make appropriate disposition of them consistent with this agreement.

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(b)

Notwithstanding your fifty percent (50%) ownership rights in and to the Existing Materials, you hereby further grant, transfer and assign to Universal (and any Person authorized by Universal) the unlimited, sole, and exclusive right throughout the universe in perpetuity to: (1) register, administer, and enforce such jointly-owned copyrights and other intellectual property rights in and to the Existing Materials in the joint name of you and Universal (including, without limitation, the right to sue or commence any similar action or proceeding for any infringement of any such rights (past, present, or future) and to collect damages therefor); (2) manufacture, distribute, advertise, market, promote, sell, license, and otherwise exploit the Existing Materials in any and all media now or hereafter known and by any and all means or devices now or hereafter known; and (3) otherwise exploit the entirety of all right, title and interest, including, without limitation, the copyright, in and to all Existing Materials.  Upon Universal’s request, you will cooperate with Universal in connection with the registration, administration, and enforcement of such rights.

(c)

You warrant and represent that: (1) you are the sole, exclusive and perpetual owner of all of the Existing Materials and all rights in them, under copyright and otherwise, throughout the Territory; (2) as of the Commencement Date for the Furnishing Agreement concerned, none of the Compositions embodied in the Existing Masters has been performed by the applicable Upstreamed Artist for the making of any Master Recordings other than the Existing Masters embodied on the applicable First Upstreamed Album; (3) as of the Commencement Date for each particular Furnishing Agreement neither you nor any other Person (including, without limitation, any Related Person) has licensed, sold or assigned to any other Person or otherwise disposed of any right, title or interest in or to the Existing Materials; (4) Each Person who rendered any service in connection with, or who otherwise contributed in any way to the making of the Existing Materials, or who granted to you any of the rights referred to in the applicable Furnishing Agreement, had the full right, power and authority to do so, was not bound by any agreement that would restrict such Person from rendering such services or granting such rights, and has granted to you in writing all necessary rights in connection with such services or contributions necessary for you to fulfill your obligations hereunder and under the applicable Furnishing Agreement; (5) all recording costs and all other costs and expenses with respect to the making of the Existing Materials have been paid (as used in this clause (5), “recording costs” means items or costs that would constitute Recording Costs under the applicable Furnishing Agreement if paid or incurred by Universal); (6) all necessary licenses for the recording of the Compositions performed in the Existing Masters have been obtained from the copyright owners, and all monies payable under such licenses or otherwise by reason of such recording have been timely paid; (7) none of the Existing Materials (including, without limitation, the performances embodied on the Existing Masters) nor any authorized use of the Existing Materials by Universal or its grantees, licensees or assigns will violate or infringe upon the rights of any Person; (8) all of the Existing Masters were made in accordance with the rules and regulations of the American Federation of Musicians, the American Federation of Television and Radio Artists, and all other unions having jurisdiction; and (9) if you have any knowledge of any claims, actions, suits or proceedings pending, or, to your knowledge, threatened, arising out of, in connection with, or in relation to any Existing Materials hereunder or that may interfere with Universal’s rights hereunder or any assignment of the particular Existing Materials as set forth in paragraph 3A.01(a) above, you will notify Universal in writing of such promptly (but in no event later than five (5) business days) following your initial discovery of same, it being agreed that the foregoing shall not be deemed a waiver of any of your obligations to indemnify Universal as provided herein or in the applicable Furnishing Agreement.

3A.02.

Notwithstanding anything to the contrary contained herein or in any Furnishing Agreement, if Universal exercises its Upstream Right hereunder in respect of any Distributed Artist, then Universal hereby grants to you fifty percent (50%) of the copyright in and to each Universal Master (excluding the Composition embodied therein).  Notwithstanding your fifty percent (50%) copyright ownership rights in and to any Universal Master, you hereby agree that Universal (and any Person authorized by Universal) will have the unlimited, sole, and exclusive right throughout the universe in perpetuity to: (1) register, administer, and enforce such jointly-owned copyrights in and to

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the Universal Masters in the joint name of you and Universal (including, without limitation, the right to sue or commence any similar action or proceeding for any infringement of any such rights (past, present, or future) and to collect damages therefor); (2) manufacture, distribute, advertise, market, promote, sell, license, and otherwise exploit the Universal Masters in any and all media now or hereafter known and by any and all means or devices now or hereafter known, (3) without limiting the generality of the immediately preceding clause (2), to exercise any or all of Universal’s rights as set forth in paragraph 9.02 of each Furnishing Agreement; and (4) to otherwise exploit the entirety of all right, title and interest, including, without limitation, the copyright, in and to all Universal Masters.  Upon Universal’s request, you will cooperate with Universal in connection with the registration, administration, and enforcement of such rights.  The foregoing grant to you of a percentage of the copyright in and to any Universal Masters shall not constitute a grant to you of any rights other than those that you would have had pursuant to this agreement or the applicable Furnishing Agreement had Universal not granted to you any portion of the copyright in and to the particular Universal Masters, except that you shall have the right to be identified with Universal as a co-owner of the copyright in and to the applicable Universal Masters.

3A.03.

(a)

Notwithstanding your fifty percent (50%) ownership rights in and to the Existing Materials and any Universal Masters, you hereby warrant, represent, and agree that neither you nor Principal nor any Related Company will have the right to sell, transfer, grant, convey, assign, mortgage, pledge, hypothecate, or otherwise dispose of, or create any liens, encumbrances or security interests of any type or nature with respect to any of your rights, title and interest in and to any Existing Materials and/or any Universal Masters (each of the foregoing actions is hereinafter referred to as a “Rights Transfer”).  The immediately preceding sentence is of the essence of this agreement.

(b)

If you or Principal or any Related Company attempts or purports to undertake any Rights Transfer at any time, such attempted or purported Rights Transfer shall be void ab initio and of no force or effect.  As of the Commencement Date for the Furnishing Agreement concerned you will be deemed to have expressly waived any and all exploitation rights and all other rights that you may derive from your co-ownership of any of the rights in and to the applicable Existing Materials.   You further hereby expressly waive any and all exploitation rights and all other rights that you may derive from your co-ownership of any of the rights in and to any applicable Universal Masters.  Without limiting the generality of the two (2) immediately preceding sentences, Universal shall have the sole, exclusive, and perpetual right throughout the universe to collect and retain for Universal’s own account any monies payable in any jurisdiction to the copyright owner of sound recordings pursuant to any statutory, regulatory, or collective bargaining agreement in respect of the exploitation of Masters (such as, by way of example only, public performance copyright royalties) and any monies payable to the copyright owners of sound recordings that may be payable pursuant to the Audio Home Recording Act in the United States or pursuant to any other blank tape levy or public performance royalty or fee for sound recording or Masters now in effect or which hereinafter may be enacted in any country of the world.

3A.04.

(a)

The occurrence of any one or more of the following events shall constitute a “Default” hereunder: (1) the failure of any representation or warranty made by you hereunder or under either of the Related Agreements to be true, correct, and complete as of the date made or at any time during the Term of this agreement; or (2) the dissolution or liquidation of your assets; or (3) the filing by or against you of a petition for liquidation or reorganization under Title 11 of the United States Code as now or hereafter in effect or under any similar present or future state or federal law or statute relating to insolvency, bankruptcy, liquidation or reorganization or other debtor relief law; or (4) your applying for, or the appointment of, a trustee, receiver, custodian, or liquidator for you or for any of your property; (5) you make an assignment for the benefit of creditors; or (6) you commit any act for or in bankruptcy; (7) you become insolvent; or (8) you or Principal fail to perform or fulfill any of your or Principal’s material obligations under this agreement or under either of the Related Agreements for any reason.

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(b)

Without limiting any of Universal’s other rights or remedies, upon the occurrence of any event of Default hereunder: (1) you will automatically be deemed to have sold, transferred, and assigned to Universal, its successors and assigns, absolutely and forever, and without any limitations or restrictions whatsoever, all of your rights, titles and interest of every kind, whether now or hereafter in existence, in and to all Existing Materials hereunder and under the Furnishing Agreements; and (2) any and all assignments to you in respect of the copyright in and to any Universal Masters pursuant to paragraph 3A.02 above will be deemed to be null and void ab initio and of no further force and effect, and, without limiting the foregoing, you shall not have any rights of any kind in and to any Universal Masters thereafter.

4.

DIRECT PAYMENT OF ADVANCES AND ROYALTIES TO UPSTREAMED ARTISTS

4.01.

Notwithstanding anything to the contrary contained herein or in any Furnishing Agreement, you hereby acknowledge and agree that all Advances, royalties, and other monies payable under each Furnishing Agreement will be payable directly to the particular Upstreamed Artist that is the subject of the applicable Furnishing Agreement rather than to you, and that such Advances, royalties, and other monies will constitute “Deductions” hereunder in determining “Net Profits” (as such terms are defined in Article 5 below).  Accordingly, pursuant to Article 8A of each Furnishing Agreement you hereby irrevocably authorize and irrevocably direct Universal to pay all Advances, royalties, and other monies otherwise payable to you under each Furnishing Agreement directly to the particular Upstreamed Artist at the same time that such Advances, royalties, and other monies are otherwise payable to you under the Furnishing Agreement concerned.

5.

NET PROFIT PARTICIPATION WITH RESPECT TO UPSTREAMED ARTISTS

5.01.

(a)

In consideration for the rights granted to Universal hereunder, and the other agreements, warranties and representations contained herein, Universal agrees to pay to you fifty percent (50%) of Universal’s Net Profits (as hereinafter defined) earned from the sale or other exploitation of Universal Masters, subject to the terms and conditions contained in this agreement.  Solely for the purposes of this Article 5, the term “Universal Masters” shall be deemed to include Existing Masters.

(b)

As used herein, “Net Profits” means the amount equal to Gross Revenue hereunder (as hereinafter defined) from inception less Deductions hereunder (as hereinafter defined) from inception.  Net Profits hereunder will be determined, calculated, computed, and paid on a cumulative basis and in accordance with the terms and conditions of this Article 5 and Articles 6 and 7 hereinbelow.  You acknowledge that Records hereunder will be distributed by an affiliate of Universal.

5.02.

As used herein, “Gross Revenue” means

(a)

(1)

(A)

On Records embodying solely Universal Masters sold by Universal for distribution in the United States:  all monies actually received by or credited to Universal from the distribution and sales of such Records by Universal in the United States (“U.S. Gross Receipts”) less: (i) reasonable reserves for returns (“Reserves”), it being agreed that in establishing reserves hereunder Universal will take into consideration the sale and returns history of the Record concerned, Soundscan (or similar retail sales reports) and reports from Universal’s distributor regarding to what extent the Record concerned is "selling through" at retail outlets; (ii) a distribution and label services fee (“Distribution and Label Services Fee”) equal to twenty five (25%) of “U.S. Net Sales” (as defined in clause 5.02(a)(1)(B) below); (iii) standard deductions for items such as credits to Universal (or its distributor’s) customers for actual returns; (iv) discounts given in connection with price discount/reduction programs or any program providing for the

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extension or modification of Universal’s distributor’s normal payment terms; and (v) all other distribution company charges as would apply to Universal’s Records that are not subject to this agreement or any Furnishing Agreement, including, without limitation, Universal’s standard charges for returns handling and refurbishing of Records embodying Universal Masters.

(B)

As used herein, (i) “U.S. Net Sales” means U.S. Gross Receipts less Reserves; (ii) “Other Distribution Charges” means the charges, discounts and deductions set forth in clauses 5.02(a)(1)(A)(iii), (iv) and (v) above; and (iii) “Total Distribution Charges” means the Distribution and Label Services Fee plus the Other Distribution Charges.

(2)

On Records embodying Universal Masters with other Masters sold by Universal for distribution in the United States:  actual amounts received by or credited to Universal after deduction of (A) Reserves and (B) the Total Distribution Charges, multiplied by a fraction, the numerator of which is the number of Universal Masters embodied on the Record concerned and the denominator of which is the total number of Masters (including, without limitation, all Universal Masters hereunder) embodied on the Record concerned.

(3)

With respect to licenses of Universal Masters in the United States: one hundred percent (100%) of the Net Receipts received by Universal in respect of such licenses, (subject to subparagraph 5.02(c) below).

(b)

(1)

On top-line Albums embodying solely Universal Masters sold for distribution through normal retail channels outside the United States by Universal’s direct and immediate principal foreign licensees (“Foreign Affiliates”):  a royalty calculated at a basic rate of nineteen percent (19%) of the applicable Royalty Base Price for the Record concerned.

(2)

On Records (other than Albums) embodying solely Universal Masters sold for distribution outside of the United States by Universal’s Foreign Affiliates, Records embodying solely Universal Masters sold for distribution outside the United States at prices other than top-line prices by Universal’s Foreign Affiliates, and Records embodying solely Universal Masters sold for distribution through other than normal retail channels outside the United States by Universal’s Foreign Affiliates: a royalty calculated at a percentage of the applicable Royalty Base Price for the Record concerned, which percentage shall be reduced in the same proportion that the royalty payable to Universal by its Foreign Affiliates for such Record is reduced.

(3)

On Records embodying Universal Masters with other Masters sold for distribution outside the United States by Universal’s Foreign Affiliates: a royalty calculated at the applicable percentage of the Royalty Base Price for the Record concerned pursuant to paragraph 5.02(b)(1) or (2) above multiplied by a fraction, the denominator of which is the number of Universal Masters embodied on the Record concerned, and the denominator of which is the total number of Masters (including, without limitation, all Universal Masters) embodied on the Record concerned.

(4)

With respect to licenses of Universal Masters hereunder outside of the United States on a flat-fee or other royalty basis: fifty percent (50%) of the Net Receipts received by Universal in the United States.

(c)

Notwithstanding anything to the contrary contained herein, you acknowledge and agree that you will not receive, or otherwise be entitled to, any portion of advances or guarantees paid to Universal or any of Universal’s licensees, unless solely attributed to a particular Universal Master, and, for the avoidance of doubt, any such advances or guarantees will not constitute Gross Revenue hereunder.

5.03.

As used herein, “Deductions” means:

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(a)

a reserve for all reasonably anticipated future costs in connection with the particular Upstreamed Artist and/or Universal Masters recorded under the Furnishing Agreement in respect of that Upstreamed Artist (including, without limitation, (i) reasonably anticipated marketing and promotion costs and (ii) reasonably anticipated Recording Costs and Video Costs); and

(b)

all direct costs and expenses paid or incurred by Universal in respect of the manufacture, distribution, sale, marketing, promotion, advertising, and/or other exploitation of Universal Masters and Records derived therefrom, including, without limitation: (1) all royalties payable to (or accrued on behalf of) the Upstreamed Artist concerned and all other third parties in respect of Universal Masters, including, without limitation, all royalties payable to independent third party producers in respect of Universal Masters; (2) All copyright license fees, Mechanical Royalties, synchronization fees, and other fees payable to (or accrued on behalf of) copyright proprietors (or their designees) of all musical compositions embodied on Universal Masters; (3) shipping and freight costs actually paid or incurred by Universal in shipping Records to distributors, subdistributors or others; (4) all advertising costs actually paid or incurred by Universal and all advertising allowances granted by Universal to its distributor that are attributable to advertising costs actually paid or incurred in connection with Universal Masters (and/or Records derived therefrom), as well as all chargebacks by Universal’s distributor for the actual advertising costs paid by Universal’s distributor in respect of Universal Masters and Records derived therefrom, including, without limitation, amounts incurred by Universal’s distributor in connection with, among other things, point-of-purchase, in-store displays and endcap promotions; (5) all costs actually paid or incurred by Universal related to the marketing, exploitation, or promotion (including, without limitation, all costs of independent promotion) of Universal Masters and Records derived therefrom, including, without limitation, the direct costs of materials relating to or utilized in connection with the preparation of artwork for the Records, advertising or merchandising campaigns, displays, etc.; (6) all costs of manufacturing Records, pursuant to Universal’s or its distributor’s custom (“Rate Card”) manufacturing price; (7) legal costs paid or incurred by Universal or an affiliate of Universal relating to any Upstreamed Artist and/or any Furnishing Agreement and/or Universal Masters (other than any costs to be paid solely by you pursuant to paragraph 8.02 hereinbelow), it being agreed that the foregoing shall not be deemed a waiver of any of your obligation to indemnify Universal as provided in paragraph 8.02 below; (8) any and all sales, use or similar taxes which may be imposed by any taxing jurisdiction; (9) any and all royalties or other payments made to collective bargaining organizations or trust funds thereof (including, without limitation, the AFM Special Payments Fund and Music Performance Trust Fund and the AFTRA Pension and Welfare Fund) in connection with the distribution or sale of Records embodying Universal Masters; (10) all Recording Costs and other costs paid or incurred in connection with recording Universal Masters, all Video Costs and other production costs paid or incurred in connection with the production of Videos, and all costs paid or incurred in connection with creating or obtaining ECD Material, Website Material, and/or Mobile Material; and (11) any other costs or expenses paid or incurred by Universal in connection with Universal Masters and/or under this agreement and/or under the applicable Furnishing Agreement.

(c)

any direct costs, such as, without limitation, manufacturing, advertising (including, without limitation, co-op advertising), merchandising, or promotional expenses that pertain to Universal Masters (and Records derived therefrom) as well as to Universal’s other Records shall be allocated between the Universal Masters (and Records derived therefrom) and Universal’s other Records in accordance with generally accepted accounting principles.

(d)

Without limiting the generality of the foregoing, you acknowledge and agree that any expense which is irrevocably due, even if not yet payable, is deemed to have been “incurred” for the purposes hereof

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5.04.

You shall not be entitled to any compensation for the rights and assignment granted herein and/or the exploitation of Universal Masters except as specifically set forth herein.  Without limiting the foregoing, Universal will not be required to make any payments of any nature for or in connection with the acquisition, exercise or exploitation of rights pursuant to this agreement or any Furnishing Agreement, except as specifically provided herein

5.05.

Without limiting any of the other provisions contained in this agreement, Universal shall have the right to apply your share of any Net Profits otherwise payable to you hereunder towards repayment of (i) any Debt under the Distribution Agreement or (ii) any other amounts due to Universal under the Related Agreements.

6.

ACCOUNT ADJUSTMENTS FOR UPSTREAMED ARTISTS

6.01.

As used herein, “Adjustment Date” means the first day of the first full calendar month immediately following the calendar month in which falls the Commencement Date for the Furnishing Agreement concerned.

6.02.

Notwithstanding anything to the contrary contained herein or in the Related Agreements, the following provisions will apply in respect of each First Upstreamed Album for purposes of determining Net Proceeds under the Distribution Agreement, your royalty under the License Agreement, and Net Profits under this agreement:

(a)

Returns of each applicable First Upstreamed Album will first be applied against reserves withheld under the Distribution Agreement with respect to such Album, and after such reserves under the Distribution Agreement have been reconciled or liquidated, any subsequent returns will be applied against reserves withheld under this agreement for that Album (regardless of whether any such returns occur after the applicable Commencement Date of the Furnishing Agreement for the Upstreamed Artist concerned).

(b)

Notwithstanding the commencement of the term of any Furnishing Agreement:

(1)

All sales or other exploitations of the applicable First Upstreamed Album by Universal that occur before the Adjustment Date for the Upstreamed Artist concerned will constitute sales subject to the Related Agreements rather than under this agreement and you will be accounted to in connection therewith in accordance with the applicable provisions of the Related Agreements (and, for the avoidance of doubt, any sales of the applicable First Upstreamed Album occurring on or after the Adjustment Date concerned will constitute sales under this agreement and you will be accounted to in connection therewith in accordance with the applicable provisions of this agreement).

(2)

Universal will only be obligated to accrue or pay royalties (including, without Mechanical Royalties) in connection with the sale or other exploitation of any First Upstreamed Album if such sale or other exploitation occurs on or after the applicable Adjustment Date for the Upstreamed Artist concerned.

(3)

All costs or expenses paid or incurred by Universal in connection with the applicable First Upstreamed Album before the Adjustment Date for the Upstreamed Artist concerned will constitute costs and expenses under the Related Agreements rather than under this agreement (and, for the avoidance of doubt, any costs or expenses paid or incurred by Universal in connection with the applicable First Upstreamed Album after the Adjustment Date for the Upstreamed Artist concerned will constitute Deductions under this agreement); provided, however, that notwithstanding anything to the contrary contained herein or in the Related Agreements, if Net Profits are payable to you hereunder, and at the time such Net Profits are payable to you hereunder any

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)

charge, cost, or expense paid or incurred by Universal under the Related Agreements has not been recouped or otherwise recovered from Net Billings and Net Licensing Billings under the Distribution Agreement and/or from your royalty under the License Agreement (collectively, “Unrecovered Costs”), then Universal will have the right to deduct an amount equal to such Unrecovered Costs from your share of any Net Profits otherwise payable to you hereunder.

6.03.

Notwithstanding the foregoing, if as of the Adjustment Date for the First Upstreamed Album with respect to any particular Upstreamed Artist, the sum of the artist advances, recording costs, marketing costs and promotion costs actually expended by you directly in connection with such First Upstreamed Album exceed the total of Net Proceeds credited to you in connection with the First Upstreamed Album pursuant to the Distribution Agreement as of such Adjustment Date (hereinafter “Your Deficit”), Universal will pay you, as an advance against your share of Net Profits hereunder, fifty percent (50%) of Your Deficit.  Such advance will be payable promptly following the later of the Adjustment Date and your submission to Universal of the receipts documenting all of such artist advances, recording, marketing and promotion expenditures.

7.

MISCELLANEOUS ACCOUNTING PROVISIONS

7.01.

Universal will prepare accounting statements hereunder on a calendar semi-annual basis.  On or before each September 30 or March 31st, Universal will send such accounting statements to you for the semi-annual accounting period ending the immediately preceding June 30th or December 31st, and will remit to you the amount of your share of any Net Profits hereunder for the semi-annual accounting period concerned, less any and all unrecouped Profit Advances and such amount, if any, that Universal may be required to withhold pursuant to the applicable state tax laws, the U.S. Tax Regulations, or any other applicable statute, regulation, treaty, or law.  Notwithstanding the foregoing, after the end of the term of any particular Furnishing Agreement Universal will not be required to send accounting statements to you for any accounting period if no Net Profits are payable to you in the particular accounting period with respect to Upstreamed Artist concerned unless you request such statement in writing within six (6) months following the close of the particular accounting period the statement is being requested for.  If at the end of any accounting period Universal anticipates that the calculation of Net Profits for the next accounting period will result in a Cumulative Loss (as hereinafter defined), Universal will be entitled to hold a reserve from amounts due to you in the then current accounting period for the amount of your share of such anticipated loss. Universal will liquidate any such reserves within one (1) full accounting period after the period in which such reserve were initially established.  The calculation of Net Profits will be made irrespective of the tax treatment of a particular expense, i.e. the fact that the tax authorities requires amortization of a particular expense will not diminish the deductibility of that expense in the accounting period expended.  In addition, an expense incurred will be deductible in the accounting period incurred irrespective of the possibility that the actual payment might be delayed into the following accounting period.  As used herein, “Cumulative Loss” means the amount, if any, by which Deductions hereunder since inception exceed Gross Revenue hereunder from inception.

7.02.

Royalties for Records sold for distribution outside the United States ("foreign sales") will be computed in the same national currency and at the same rate of exchange as Universal is accounted to by its licensees with respect to the sale concerned and will be subject to costs of conversion and any taxes applicable to royalties remitted by or received from foreign sources. Royalties on Records sold outside the United States are not due and payable by Universal until payment therefor has been received by or credited to Universal in the United States in United States dollars. For purposes of accounting Net Profits hereunder, Universal will treat any foreign sale as a sale made during the same six (6) month period in which Universal receives its licensee's accounting and payment for that sale.  If any law, government ruling or other restriction affects the amount that a Universal licensee can remit to Universal, Universal may deduct from Gross Revenue hereunder an amount proportionate to the reduction in such licensee's remittances.

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)

7.03.

Net Profits under this agreement will be determined and apportioned on a cumulative basis from inception.  If payments of a share of Net Profits are made to you hereunder with respect to one (1) accounting period and the cumulative calculation of your Net Profits in a later accounting period reveals that based on such cumulative calculation Net Profits have not been apportioned in accordance with the provisions of this agreement, all such “overpayments” to you will be deducted from all sums thereafter due to you.  If Universal makes any overpayment to you (e.g., by reason of an accounting error or by paying you your share of Net Profits on Records returned later) you will reimburse Universal to the extent that Universal does not deduct such sums from monies due you hereunder.

7.04.

All accounting statements rendered by Universal hereunder shall be conclusively binding and not subject to any objection by you for any reason unless specific objection in writing, stating the basis thereof, is given to Universal within two (2) years from the date such statement is rendered and an audit pursuant to paragraph 7.05 below for that statement is completed within said two (2) year period. Each statement will be deemed rendered when due unless you notify Universal in writing that the applicable statement was not received by you and such notice is given within sixty (60) days after the applicable due date specified in paragraph 7.01 above, in which event the statement will be deemed rendered on the date actually sent by Universal.  Failure to make such written objection or conduct the audit within said time periods will be deemed to be your approval of such accounting statement, your waiver of such audit rights, and your waiver of the right to sue Universal for additional sums owed for the applicable accounting period. You will not have the right to sue Universal in connection with any Net Profit accounting, or to sue Universal for recovery of sums owed for a particular accounting period, unless you commence the suit within two (2) years from the date such statement is rendered.

7.05.

You may, at your own expense, audit Universal’s books and records directly relating to this agreement that report the sales or other exploitation of Records for which monies are payable hereunder. You may make such audit only for the purpose of verifying the accuracy of statements sent to you hereunder and only as provided herein. You may initiate such audit only by giving notice to Universal at least sixty (60) days prior to the date you intend to commence your audit. Your audit will be conducted by a reputable independent certified public accountant experienced in recording industry audits in such a manner so as not to disrupt Universal’s other functions and will be completed promptly.  You may audit a particular statement only once and only within two (2) years after the date such statement is rendered as provided in paragraph 7.04 above. Your audit may be conducted only during Universal’s usual business hours and at the place where Universal keeps the books and records to be examined. You will not be entitled to examine any manufacturing records or any other records that do not specifically report sales of Records on which Net Profits are payable hereunder.  Notwithstanding the foregoing, you will be permitted to examine records that reflect the number of Records hereunder that are manufactured, the movement of Universal’s inventory of such Records, and any credits or rebates that are given in respect of such Records, for each Accounting Period that is the subject of the audit.  Your auditor will review his or her tentative written findings with a member of Universal’s finance staff designated by Universal before rendering a report to you so as to remedy any factual errors and clarify any issues that may have resulted from misunderstanding.

7.06.

Notwithstanding anything to the contrary contained herein, if you conduct an audit hereunder, then you will be obligated to conduct an audit of accounting statements rendered under this agreement and the Related Agreements for the particular accounting periods that are the subject of the audit hereunder concerned, and, if you fail to do so, such failure will constitute your approval of such accounting statements rendered under the Related Agreements not audited for the particular periods that were the subject of the audit hereunder, your waiver of your audit rights under the Related Agreements with respect to such accounting statements, and your waiver of the right to sue

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)

Universal for additional sums owed under the Related Agreements for the applicable accounting periods that were the subject of the audit hereunder.

8.

WARRANTIES; REPRESENTATIONS; INDEMNITITIES

8.01.

You warrant and represent that:

(a)

You are not and will not be during the Term hereof under any disability, restriction or prohibition in respect of your rights to execute this agreement and perform your obligations hereunder or to grant to Universal the rights granted herein.

(b)

You have the right to enter into this agreement and fully perform your obligations hereunder.

(c)

The execution of this agreement by you does not and will not conflict with, violate, or result in a breach of any other agreement to which you are a party or by which you are bound.

(d)

(1)

you have no knowledge of any claim or purported claim that may create any liability on the part of Universal; and (2) without limiting the generality of the foregoing, you have no knowledge of any claims, actions, suits, or proceedings pending, or to your knowledge threatened, arising out of, in connection with, or in relation to any Distributed Artist or any Distributed Artist Agreement, including, without limitation, any claim or purported claim that may interfere with Universal’s rights under this agreement and/or that may otherwise create any liability on the part of Universal.

(e)

you have the right to grant Universal all rights granted by you to Universal hereunder.

(f)

Universal's exercise of any of the rights granted to Universal hereunder will not violate any law or the rights of any Person.

(g)

(1)  There is in existence between you and each Distributed Artist a valid and enforceable written agreement pursuant to which each Distributed Artist is required to perform exclusively for you during the term of this agreement and that contains appropriate provisions to allow you to comply with your obligations hereunder; (2) you will not modify or amend any Distributed Artist Agreement nor waive your rights thereunder in any manner that might impair the rights granted to Universal hereunder; and (3) you will take all steps necessary and desirable to keep each Distributed Artist Agreement in full force and effect during the term hereof.

(h)

Neither you nor any Distributed Artist nor any Person deriving any rights from you  or any Distributed Artist will at any time do or authorize any Person to do anything inconsistent with, or that might diminish, impair, or interfere with, any of Universal's rights hereunder.

8.02.

(a)

You agree to and do hereby indemnify, save and hold Universal and its licensees harmless from any and all liability, loss, damage, cost and expense (including legal expenses and attorney fees) arising out of or connected with any breach or alleged breach of this agreement or any claim that is inconsistent with any of the warranties or representations made by you in this agreement. You agree to reimburse Universal on demand for any payment made or incurred by Universal with respect to the foregoing sentence, and, without limiting Universal's rights or remedies, Universal may deduct any amount not so reimbursed by you from any monies Universal or an affiliate of Universal owes you, whether hereunder or otherwise.

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)

(b)

Pending the determination of any claim in respect of which Universal is entitled to be indemnified, Universal may withhold monies otherwise payable to you hereunder in an amount not to exceed your potential liability to Universal pursuant to this paragraph 8.02.  If you make bonding arrangements, satisfactory to Universal in its reasonable discretion, to assure Universal of reimbursement for all damages, liabilities, costs and expenses (including reasonable legal expenses and reasonable counsel fees) that Universal or its licensees may, in Universal's reasonable business judgment, incur as a result of such a claim, Universal will not withhold monies otherwise payable to you. At your written request, Universal will release any such monies withheld if (i) no action has been commenced on such claims; and (ii) no settlement discussions have taken place; and (iii) no further demand has been made on the claim for a period of one (1) year after the date of the last claim, demand or settlement discussions, whichever last occurred. If Universal pays a claimant more than Seven Thousand Five Hundred Dollars ($7,500.00) (the "Pre-authorized Amount") in settlement of any claim not reduced to judgment, you will not be obligated to reimburse Universal for any of the settlement in excess of the Pre-authorized Amount unless you have consented to the settlement in writing. If you do not consent to a settlement proposed by Universal for an amount exceeding the Pre-authorized Amount, you will nevertheless be required to reimburse Universal for the full amount unless you make bonding arrangements, satisfactory to Universal in its sole discretion, to assure Universal of reimbursement for all damages, liabilities, costs and expenses (including legal expenses and counsel fees) that Universal and its licensees may incur as a result of that claim.

(c)

Universal will notify you of any action commenced on any claim subject to your indemnity hereunder. You may participate in the defense of any such claim through counsel of your selection at your own expense, but Universal will have the right at all times, in its sole discretion, to retain or resume control of the defense of such claim.

9.

NOTICES; PAYMENTS

9.01.

All notices required to be given to a party hereto must be sent to the address for the party first mentioned herein, or to such new address if changed as described below, in order to be effective. All Net Profits and accounting statements will be sent to you at your address first mentioned herein. Each party may change its respective address hereunder by notice in writing to the other. All notices sent under this agreement must be in writing and, except for royalty statements, may be sent only by personal delivery, registered or certified mail (return receipt requested), or by overnight air express (or courier shipment if outside the United States) if such service actually provides proof of mailing. The day of mailing of any such notice will be deemed the date of the giving thereof (except notices of change of address, the date of which will be the date of receipt by the receiving party). Facsimile transmissions will not constitute valid notices hereunder, whether or not actually received. All notices to Universal must be sent to the attention of the Senior Vice President, Business and Legal Affairs. Any notice to Universal must be sent to Universal Records, a Division of UMG Recordings, Inc. and to no other affiliate or related company.  A courtesy copy of each notice sent to you pursuant to this agreement will be sent to       , provided that any failure to do so will not constitute a breach of this agreement nor impair the effectiveness of the notice concerned.

10.

INTERPRETATION

10.01.

It is understood that each Furnishing Agreement contains various obligations on your and Universal’s part that relate to a particular Upstreamed Artist and not to other Upstreamed Artists.  Accordingly, your and Universal’s remedies relating to obligations regarding any particular Furnishing Agreement shall not apply to any other Furnishing Agreements, unless expressly provided by the terms of this agreement or the applicable Furnishing Agreement(s).  Notwithstanding anything to the contrary, contained in this agreement, neither party’s exercise or failure to exercise any of their respective rights or remedies under this agreement and/or any Furnishing Agreement

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shall not act as a waiver or an exclusion of any of such party’s rights or remedies under this agreement and/or any other Furnishing Agreement.

11.

DEFINITIONS

11.01.

“Advance” -- as defined in the Furnishing Agreement for the particular Upstreamed Artist.

11.02.

“Delivery” -- as defined in the Furnishing Agreement for the particular Upstreamed Artist.

11.03.

(a)

“Distributed Album” -- any Album embodying the performance of a Distributed Artist that is subject to the terms and conditions of the Distribution Agreement.

(b)

“Distributed Record” -- any Record embodying the performance of a Distributed Artist that is subject to the terms and conditions of the Distribution Agreement.

11.04.

“Distributed Artist Agreement” -- (i) an agreement between you and any individual(s) pursuant to which such individual(s) agree(s) to render his/her/their exclusive recording services to you; or (ii) an agreement between you and any Person pursuant to which that Person agrees to furnish to you the exclusive recording service of any individual(s); and/or (iii) any other agreement pursuant to which you are granted the exclusive right to exploit the results and proceeds of the recoding services of any individual(s).

11.05.

“Materials” -- as defined in the Furnishing Agreement for the particular Upstreamed Artist.

11.06.

"Net Receipts" -- royalties or flat payments received by Universal in connection with the subject matter thereof solely attributable to Universal Masters (excluding catalog and/or administrative fees payable to Universal), less all of Universal's custom manufacturing, duplication, and packaging costs, less all advertising expenses and less any costs or expenses that Universal is required to incur (such as, without limitation, production costs, Mechanical Royalties and other copyright payments, AF of M and other union or guild payments).

11.07.

“Profit Advance” -- a prepayment to you of your share of any Net Profits hereunder.  Notwithstanding anything to the contrary contained in this agreement or in the Related Agreements, (i) Universal has the right to recoup any unrecouped Profit Advances hereunder from any monies otherwise payable to you under the Related Agreements, and (ii) all Profit Advances that are unrecouped as of the expiration or termination of the Term of the Distribution Agreement will constitute “Debt” for purposes of Article 7 of the Distribution Agreement.

11.08.

“Recording Costs” -- as defined in the Furnishing Agreement for the particular Upstreamed Artist.

11.09.

“Universal Master“ -- (i) any Master embodied on a First Upstreamed Album; and (ii) any Master recorded by an Upstreamed Artist during the Term of the Furnishing Agreement concerned or that is otherwise subject to the terms and conditions of the applicable Furnishing Agreement.

11.10.

“Video Costs” -- as defined in the Furnishing Agreement for the particular Upstreamed Artist.

11.11.

All other capitalized terms not specifically defined herein will have the same meanings ascribed to them in the Furnishing Agreement.

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)

12.

MISCELLANEOUS

12.01.

Universal will have the right to suspend the operation of this agreement and its obligations hereunder in the event Universal is materially hampered in its recording, manufacture, distribution or sale of Records, or in the event its normal business operations become commercially impracticable, as the result of any cause beyond Universal's control, including but not limited to labor disagreement, fire, earthquake, catastrophe, riot, shortage of materials, etc. Such right may be exercised by written notice to you, and such suspension will last for the duration of the applicable event. A number of days equal to the total of all such days of suspension plus an additional seven (7) days will be added to the Term hereof and the dates for the exercise by Universal of any of its rights hereunder, the date any other action is required hereunder, and the term of this agreement will be deemed extended accordingly.

12.02.

(a)

Universal may assign its rights or delegate its obligations under this agreement in whole or in part to any subsidiary, affiliated or controlling corporation, to any Person owning or acquiring a substantial portion of the stock or assets of Universal, or to any partnership or other venture in which Universal participates, and such rights may be assigned by any assignee. Universal may also assign its rights to any of its licensees, if advisable in Universal's sole discretion to implement the license granted.

(b)

You shall not have the right without the express prior written consent of Universal to (i) assign this agreement or any of your rights hereunder or (ii) delegate or otherwise assign any of your obligations under this agreement.  Any such assignment with the express prior written consent of Universal will be null and void ab initio and of no force and effect.

12.03.

You recognize that the sale of Records is speculative and agree that the judgment of Universal with respect to matters affecting the sale, distribution and exploitation of such Records is binding upon you. Nothing contained in this agreement obligates Universal to make, sell, license or distribute Records manufactured from Universal Masters.

12.04.

THIS AGREEMENT HAS BEEN ENTERED INTO IN THE STATE OF NEW YORK.  THE VALIDITY, INTERPRETATION AND LEGAL EFFECT OF THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.  THE NEW YORK COURTS (STATE AND FEDERAL), ONLY, WILL HAVE JURISDICTION OVER ANY CONTROVERSIES REGARDING THIS AGREEMENT, AND THE PARTIES HERETO CONSENT TO THE EXCLUSIVE JURISDICTION OF SAID COURTS.  ANY PROCESS IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY, AMONG OTHER METHODS, BE SERVED UPON YOU BY DELIVERING IT OR MAILING IT IN ACCORDANCE WITH PARAGRAPH 9.01 ABOVE.

12.05.

There is no relationship of partnership, employer, employee, principal, agent, joint venture, employment, franchise, or agency between the parties hereto. Neither party hereto will have the power to bind the other or incur obligations on the other's behalf without the other's prior written approval and shall not represent that it has such right.  In entering into this agreement you and Universal each have and will have the status of an independent contractor and nothing herein will contemplate or constitute you as Universal's agent or employee or Universal as your agent or employee.

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12.06.

You will not be entitled to recover damages or to terminate the term of this agreement by reason of any breach by Universal of its material obligations hereunder unless Universal fails to remedy such breach within a reasonable time following receipt of your notice thereof.

12.07.

The invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any other provision hereof. This agreement contains the entire understanding of the parties relating to its subject matter. No change of this agreement will be binding unless signed by the party to be charged. A waiver by either party of any provision of this agreement in any instance will not be deemed to waive it for the future. All remedies, rights, undertakings and obligations contained in this agreement are cumulative, and none of them are in limitation of any other remedy, right, undertaking or obligation of either party. Nothing contained herein will be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provisions contained herein and any present or future statute, law, ordinance or regulation, the latter will prevail; but the provision of this agreement which is affected will be curtailed and limited only to the extent necessary to bring it within the requirements of the law.

12.08.

The rights and remedies of Universal as specified in this agreement are not to the exclusion of each other or of any other rights or remedies of Universal. Universal may decline to exercise one or more of its rights and remedies as Universal may deem appropriate without jeopardizing any other of its rights or remedies. All of Universal's rights and remedies will survive the expiration of the term of this agreement. Notwithstanding anything in this agreement, Universal may at any time exercise any right it now has or at any time hereafter may be entitled to as a member of the public as though this agreement were not in existence.

12.09.

The name of this agreement and the headings of the Articles herein are intended for convenience only and will not be of any effect in construing the contents of this agreement.

12.10.

This agreement will not become effective until executed by all parties hereto.

12.11.

Any and all riders, exhibits, or schedules annexed hereto together with this basic document constitute this agreement.

UNIVERSAL RECORDS

A DIVISION OF UMG RECORDINGS, INC.

By:_____________________________

Michael Reinert, Esq.

Exec. Vice President

Business & Legal Affairs

ACCEPTED AND AGREED:

AMERICAN SOUTWEST MUSIC DISTRIBUTION, INC.

By:____________________________

An Authorized Signatory

Name:__________________________

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)

Schedule “1”

to the Short Form Upstreaming Agreement dated January 25, 2006 between Universal Records, a division of UMG Recordings, Inc.

and American Southwest Music Distribution, Inc.

MODIFIED TERMS FOR EACH FURNISHING AGREEMENT

All capitalized terms not specifically defined in this Schedule “1” or in the Upstreaming Agreement to which this Schedule “1” is attached will have the same meanings ascribed to them in Annex “A” attached hereto.  In the event of any inconsistency between any of the terms and conditions set forth in this Schedule “1” and in Annex “A” attached hereto, the terms and conditions set forth in this Schedule “1” shall control.

(A)

Term.  The Term of each Furnishing Agreement will be for an initial Contract Period with additional separate options granted to Universal, each to extend the term of the applicable Furnishing Agreement for an Option Period.  The number of such options granted to Universal to extend the term of the Furnishing Agreement concerned will be equal to the greater of three (3) or the total number of Albums the applicable Distributed Artist is obligated to record and deliver to you under the applicable Distributed Artist Agreement (including, without limitation, any Albums that are subject to you and/or the applicable Distributed Artist exercising any option or taking any similar action in order for such obligation to arise and/or for the term or duration of the applicable Distributed Artist Agreement to be extended).

(B)

Recording Commitment.  the Recording Commitment for each Contract Period of the particular Furnishing Agreement will be a sufficient number of Masters to constitute one (1) Album. The Album recorded in fulfillment of your Recording Commitment for the first Option Period and each corresponding Album recorded in fulfillment of your Recording Commitment under each Furnishing Agreement is sometimes referred to in this Schedule “1” as “Album Two”, “Album Three”, etc.

(C)

Recording Funds.  No Recording Fund will be available or otherwise payable with respect to the First Upstreamed Album under each Furnishing Agreement.  The Recording Funds for each Album in fulfillment of your Recording Commitment under the applicable Furnishing Agreement  subsequent to the First Upstreamed Album pursuant to Article 6 thereof will be the lesser of the following:

(i)

the Recording Funds set forth in the Distributed Artist Agreement concerned,

or

(ii)

the amount determined pursuant to paragraph 6.02(b)(1) of Annex “A” attached hereto, provided that in no event will the Recording Fund for any Album recorded in fulfillment of your Recording Commitment under the applicable Furnishing Agreement subsequent to the First Upstreamed Album be less than the applicable “minimum” amount set forth below or exceed the applicable “maximum” amount set forth below:

Minimum

Maximum

Albums Two and Three

$150,000

$300,000

Albums Four and Five (as applicable)

$175,000

$350,000

Albums Six and Seven

(as applicable)

$200,000

$400,000

(D)

Record Royalties.  Universal's royalty obligation to the particular Upstreamed Artist in respect of Masters subject to the applicable Furnishing Agreement will be the payment of royalties computed as set forth in Annex “A” attached hereto, but based on a basic “all-inclusive” USNRC Album royalty rate equal to the lesser of:

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(i)

the basic USNRC Album royalty rate set forth in the particular Distributed Artist Agreement, with proportionate reductions on all sales for which for which reduced royalties are payable under the Furnishing Agreement concerned;

or

(ii)

fourteen percent (14%), with proportionate reductions on all sales for which for which reduced royalties are payable under the Furnishing Agreement concerned.  The foregoing royalty rate will increase on a prospective and Album-by-Album basis to 14.5% in connection with  USNRC Net Sales in excess of 500,000 units and to 15% in connection with USNRC Net Sales in excess of 1,000,000 units (subject always to the applicable proportionate reductions on all sales for which for which reduced royalties are payable under the Furnishing Agreement concerned);

provided, however, that if the royalty payable to the particular Upstreamed Artist under the Distributed Artist Agreement concerned is determined on a “wholesale” basis (rather than on a “retail” or “constructed retail” basis) than for purposes of this paragraph (D) of this Schedule “1” the basic USNRC Album royalty rate set forth in the applicable Distributed Artist Agreement will be adjusted accordingly.

(E)

Mechanical Royalties.

(i)

The Controlled Rate with respect to Controlled Compositions will be the rate equal to seventy five percent (75%) of the U.S. Minimum Statutory Rate at the time of the Delivery of the Master concerned (but in no event later than the last date for timely Delivery of such Master).

(ii)

Notwithstanding anything to the contrary contained herein or in Annex “A” attached hereto, the total Mechanical Royalty for all Compositions (including Controlled Compositions) with respect to each Album (other than Multiple Record Albums) will be not more than ten (10) times the Controlled Rate.

(F)

Solo Artists.  If any Upstreamed Artist is a “solo” artist, than the terms and conditions set forth in Article 17 of Annex “A” attached hereto will be of no force and effect solely with respect to the Furnishing Agreement for that particular Upstreamed Artist.

END OF SCHEDULE “1”

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)

Annex  “A”

to the Short Form Upstreaming Agreement dated January 25, 2006 between Universal Records, a division of UMG Recordings, Inc.

and American Southwest Music Distribution, Inc.

FURNISHING AGREEMENT

AN AGREEMENT made this _____ day of ______________, 200__, between Universal Records, a division of UMG Recordings, Inc., 1755 Broadway, New York, NY 10019 (hereinafter referred to as "Universal") and American Southwest Music Distribution, Inc. at 8721 Sunset Blvd, Suite #7, Los Angeles, CA 90069, Attn: Marcus Sanders, Esq. (hereinafter referred to as "you").

1.

REPRESENTATIONS, WARRANTIES AND COVENANTS

1.01.

(a)

You hereby represent, warrant and agree that during the term of this agreement, you will furnish to Universal the exclusive recording services of ____________________________ p/k/a ______________________ (hereinafter collectively and individually referred to as "Artist") in the Territory.

(b)

"Artist" refers to the above named individual(s) as well as any individual who at any time during the term hereof records with the above-named individuals (other than background vocalists and instrumentalists). The substitution of, addition to, or subtraction from any of the present members of Artist may be done only upon the prior written approval of you and Universal, provided that any substituted or added individual will be deemed a party to this agreement and must agree in writing to be bound by all of the terms and conditions of this agreement. You will promptly deliver to Universal documents executed by you and that substituted or added member necessary or advisable in Universal's judgment to confirm that the new member has agreed to be so bound.

1.02.

You are authorized, empowered and able to enter into and fully perform your obligations under this agreement. Neither this agreement nor the fulfillment hereof by any party infringes upon the rights of any Person. You have no knowledge of any claim or purported claim that may interfere with Universal's rights hereunder or create any liability on the part of Universal. There is in existence between you and Artist a valid and enforceable written agreement (the "Artist Agreement") pursuant to which Artist is required to perform exclusively for you during the term of this agreement and that contains appropriate provisions to allow you to comply with your obligations hereunder. You will not modify or amend the Artist Agreement nor waive your rights thereunder in any manner that might impair the rights granted to Universal hereunder. You will take all steps necessary and desirable to keep the Artist Agreement in full force and effect during the term hereof. Simultaneously with the execution of this agreement, you will deliver to Universal an agreement between Universal and Artist in the form annexed hereto as Exhibit "A"; you hereby give your consent and approval to the contents thereof and said Exhibit "A" is hereby made a part hereof. You will require full and complete performance by the Artist of the Artist Agreement. You are and at all times during the term hereof will be a corporation in good standing in the jurisdiction of your incorporation. _________________ [is/are] and during the term hereof will be your principal.

1.03.

You warrant and represent that [Artist is not a resident of the state of California.][none of the members comprising Artist is a resident of the State of California.]

1.04.

As of the commencement of the term hereof, there are no unreleased recorded performances by Artist.

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1.05.

You warrant and represent that the Masters hereunder and performances embodied thereon will be produced in accordance with the rules and regulations of the American Federation of Musicians, the American Federation of Television and Radio Artists and all other unions having jurisdiction. You warrant and represent that Artist is or will become, and will remain to the extent necessary to enable the performance of this agreement, a member in good standing of all labor unions or guilds in which membership may be required for the performance of Artist's services hereunder.

1.06.

You warrant and represent that you have the sole and exclusive right to the services of Artist as required herein. You warrant and represent that Artist will not perform for any Person other than Universal (and neither you nor Artist will license or consent to or permit the use by any Person other than Universal of Artist's name or likeness) for or in connection with the recording or exploitation of any Record embodying a Composition recorded by Artist under this agreement prior to the later of (i) the date five (5) years after the date of Delivery hereunder to Universal of the last Master embodying that Composition, or (ii) the date two (2) years after the expiration or termination of the term of this agreement or any subsequent agreement between Universal and you or Artist or any other Person furnishing Artist's recording services. Neither you nor Artist, during or after the term, will perform or authorize the recording for use in advertisements of a Composition embodied on a Master Delivered hereunder. Your agreement with the individual producer of each Master hereunder will restrict said producer from producing a Composition produced by such individual hereunder on another Master for any Person other than Universal for at least two (2) years from the date of Delivery to Universal of such Master.

1.07.

You warrant and represent that none of the Masters hereunder, nor the performances embodied thereon, nor any other Materials, nor any authorized use thereof by Universal or its grantees, licensees or assigns will violate or infringe upon the rights of any Person.

1.08.

Without limiting the foregoing, Universal will not be required to make any payments of any nature for or in connection with the acquisition, exercise or exploitation of rights pursuant to this agreement, except as specifically provided herein. You are solely responsible for and will pay all sums due Artist, the individual producers of each Master hereunder, and all other Persons entitled to receive royalties or other payments in connection with the exploitation of Masters hereunder, including the sale of Records derived therefrom. You warrant and represent that each Person who renders any services in connection with the recording of Masters will grant to you and Universal the rights referred to in this agreement and will have the right to so render such services and grant such rights. You warrant and represent that no Person whose performance is embodied in a Master hereunder or whose services are used in the recording of a Master hereunder will be bound by any agreement that may prevent or restrict such performances or services.

1.09.

(a)

Neither you nor Artist will authorize or knowingly permit the Artist's performances to be recorded for any purpose without an express written agreement prohibiting the use of such recording on Records in violation of the restrictions herein. You and Artist will take reasonable measures to prevent the manufacture, distribution and sale at any time by any Person other than Universal of such Records. Neither you, Artist, nor any Person deriving any rights from you or Artist, will use or authorize or permit any Person other than Universal to use your or Artist's name (including any professional name or sobriquet) (individually and collectively referred to herein as “Artist Name”), likeness (including picture, portrait or caricature) or biography in connection with the exploitation of Masters recorded during the term hereof or in connection with the sale or other exploitation of Records during the term hereof. Except as otherwise set forth herein, neither you, Artist, nor any Person deriving any rights from you or Artist, will use, authorize or permit any Person other than Universal to create, host or maintain any Websites which incorporate Artist’s name, likeness, or any Masters, Videos or Artwork. Artist will use the name ______________________ in connection with Records throughout the term of this agreement.

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(b)

You and/or Artist are the sole owner of the professional name _________________________, and no other Person has or will have the right to use such name in connection with Records during the term. Artist will not use a different name in connection with Records unless you and Universal mutually agree in writing. You agree that Universal may cause a search to be instituted to determine whether there have been any third party uses of such name. Universal may cause a federal application to USA federal registration of the name to be made in favor of Artist for Record and/or entertainment purposes. You agree that, with respect to each such name, any amounts up to but not exceeding One Thousand Dollars ($1,000.00) expended by Universal pursuant to this paragraph will be deemed Advances hereunder. If the search indicates that such name should not be so used, Universal and you will mutually agree upon a substitute name for Artist. Nothing contained herein releases you from your indemnification of Universal in respect of Universal's use of such name.

1.10.

Neither you, nor Artist, nor any Person deriving any rights from you or Artist, will at any time do or authorize any Person to do anything inconsistent with, or that might diminish, impair or interfere with, any of Universal's rights hereunder or the full and prompt performance of your obligations hereunder. During the term hereof, neither Artist nor you will endorse any product or service related to home audio duplication, including, without limitation, blank recording tape, tape recording equipment, compact disc burning, or recording equipment, or digital file storage services, but excluding blank recording tape intended solely for professional use or tape recording equipment intended solely for professional use.

1.11.

Neither you nor Artist is under any disability, restriction or prohibition respecting Compositions recorded hereunder.

1.12.

You hereby represent and warrant that each member comprising Artist is above the legal age of majority pursuant to the laws governing this agreement and the performance hereunder.

2.

TERM

2.01.

The term of this agreement and the initial Contract Period hereunder will begin on the date hereof. Each Contract Period hereunder will end, unless extended as provided herein, on the date six (6) months after Universal's United States retail street date for the last Record Delivered by you in fulfillment of your Recording Commitment for the Contract Period concerned. Notwithstanding the foregoing, but subject to the other provisions of this agreement, no Contract Period will end prior to the date ten (10) months after the date of the commencement of such Period.

2.02.

(a)

You hereby grant Universal _____ separate options, each to extend the term of this agreement for one additional Contract Period per option ("Option Period") on the same terms and conditions applicable to the initial Contract Period except as otherwise provided herein. Universal may exercise such an option by giving you notice at any time before the expiration of the Contract Period then in effect. If Universal exercises such an option, the Option Period concerned will begin immediately after the end of the then current Contract Period (or, if Universal so advises you in its exercise notice, such Period will begin on the date of such exercise notice).

(b)

Notwithstanding anything to the contrary contained in this paragraph 2.02, if Universal has not exercised its option to extend the term of this agreement for an additional Contract Period as of the date the then-current Contract Period would otherwise expire, the following will apply:

(1)

You will notify Universal (the “Option Warning”) that the applicable option has not yet been exercised.

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(2)

Universal will have the right to exercise such option at any time until the date ten (10) business days after its receipt of the Option Warning (the “Extension Period”).

(3)

The then-current Contract Period will continue in effect until either the end of the Extension Period, or Universal’s notice to you (“Termination Notice”) that Universal does not wish to exercise such option, whichever is sooner.

(4)

For the avoidance of doubt, nothing herein will limit Universal’s right to send a Termination Notice to you at any time, nor limit Universal’s right to exercise an option at any time if you fail to send Universal an Option Warning in accordance with clause 2.02(b)(1) above.

3.

DELIVERY OBLIGATIONS

3.01.

During each Contract Period you will Deliver to Universal commercially satisfactory Masters. Such Masters will embody the featured vocal performances of Artist of contemporary selections, not recorded "live" or "in concert", and that have not been previously recorded by Artist, whether hereunder or otherwise. (Any Masters that were partially or completely recorded prior to the term of this agreement will be deemed to have been recorded during the initial Contract Period.) Each Master Delivered hereunder must contain the performances of all members of Artist. Neither Multiple Record Albums nor Joint Recordings may be recorded as part of your Recording Commitment hereunder without Universal's written consent. Without limiting the foregoing, Universal has the right to reject any Master that Universal reasonably believes is either offensive to reasonable standards of public taste or in violation of the rights of others.

3.02.

(a)

During each Contract Period, you will cause the Artist to perform for the recording of Masters and you will Deliver to Universal those Masters (the "Recording Commitment") necessary to satisfy the following schedule:

Contract Period

Recording Commitment

initial Contract Period

one (1) Album

each Option Period

one (1) Album

(b)

Notwithstanding anything to the contrary contained herein, in connection with each Album recorded hereunder, Universal will have the option (“Overcall Option”) to require you to cause the Artist to perform for the recording of not more than four (4) Masters (each, an “Overcall Master”) and to Deliver such Overcall Masters to Universal concurrently with your Delivery to Universal of the applicable Album.  Any such Overcall Masters will be recorded in addition to the Masters to be recorded and Delivered in connection with the applicable Album.  Each Overcall Master will be recorded in accordance with, and pursuant to, the terms and conditions contained in this agreement, subject to the next sentence.  The Recording Costs in connection with each Overcall Master will be deemed additional Recording Costs in connection with the Album concerned and will be paid by Universal pursuant to the Authorized Budget for such Overcall Master(s); provided, however, that no additional Advances will be payable to you or Artist in connection with such Overcall Masters.  Notwithstanding anything to the contrary contained herein, Universal will not deduct the Recording Costs in connection with any Overcall Master from the Recording Fund for the Album concerned.  Universal may exercise its Overcall Option in connection with each Album hereunder at any time before your Delivery to Universal of the Album concerned.

3.03.

Each Album in fulfillment of your Recording Commitment will be Delivered to Universal within three (3) months after the commencement date of the Contract Period concerned.

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3.04.

You will not deviate from the Delivery schedule specified in paragraph 3.03 without Universal's written consent; timely Delivery as provided therein is a material obligation hereunder. You agree not to commence the recording of any Record hereunder until nine (9) months after the date of Delivery to Universal of the immediately preceding Record in fulfillment of your Recording Commitment hereunder. Each Record will consist entirely of Masters made in the course of that recording project.

3.05.

(a)

You agree to Deliver to Universal each Master hereunder in the form of a Digital Master. You will concurrently deliver: (i)  all multitrack tapes recorded in connection with the recording project, including, without limitation, all twenty-four (24) track master tapes and (ii) a detailed list in the form of Schedule “1” attached hereto and incorporated herein by this reference setting forth the location, format and number of all such multitrack tapes and the facilities used in connection with the particular recording project, and you and Artist hereby warrant and represent that all such information supplied by you or the Artist in connection therewith is and shall be complete and accurate. Upon Universal’s request, you agree to Deliver a 96Khz/24 bit 2 channel stereo version and a 5.1 channel surround sound version of each recording embodied on a Master hereunder for use on DVD Audio discs, and all costs incurred in connection with creating such versions will constitute Recording Costs hereunder.  Without limiting any of Universal’s rights or remedies hereunder, not less than two (2) weeks prior to Universal’s authorization of pre-mastering (e.g., equalization and the making of reference dubs or the equivalent thereof in the applicable configurations) for a particular set of Master Recordings hereunder (including remixes of Master Recordings, regardless of whether such remixes will be commercially released), you shall deliver to Universal for the applicable set of Master Recordings the lyrics to the Compositions embodied on such Masters, which lyrics shall be typed and in an easily readable form.

(b)

You shall comply with Universal’s policies with respect to samples, and you and Artist hereby warrant and represent that all information supplied by you or the Artist to Universal in that regard is and shall be complete and correct.  As of the date hereof, Universal’s policies with respect to all samples embodied in any Master Recording (including remixes of Master Recordings, regardless of whether such remixes will be commercially released) are as follows:

(1)

Prior to Universal’s authorization of pre-mastering (e.g., equalization and the making of reference dubs or the equivalent thereof in the applicable configurations) for a particular set of Master Recordings hereunder, you shall deliver the following to Universal for the applicable set of Master Recordings:

(A)

A detailed list of any and all samples embodied in each Master Recording;

(B)

A written clearance or license for the perpetual, non-restrictive use of each such sample interpolated in each Master Recording in any and all media from the copyright holder(s) of the Master Recording and the Composition sampled.

(C)

Any and all necessary information pertaining to credit copy required by the copyright holder(s) of each sample interpolated in each Master Recording.

(2)

No Master Recording will be scheduled for release and no Master Recording shall be deemed to be Delivered to Universal hereunder (and no Advances due on Delivery, if any, will be paid) until such written sample clearances (including credit copy, if any) have been obtained and approved by Universal.

(3)

If any such sample clearance provides for an advance, a flat-fee “roll-over” payment and/or a royalty payment for Net Sales of the applicable Master Recording and your record royalty account hereunder is in an unrecouped position at the time such royalties are due, then,

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notwithstanding anything to the contrary contained herein, you shall be solely responsible for making, and shall make, such payment(s) to the applicable Person promptly upon receipt from Universal of such Person’s accounting statement thereof. If Universal makes any such payment(s), such payment(s) will constitute an Advance and will be recoupable from all monies becoming payable by Universal to you or the Artist under this agreement.

(c)

Provided you have complied with your other material obligations hereunder and Universal is in receipt of all items described in paragraph 14.13 below, the date of Delivery of a Record in fulfillment of your Recording Commitment will be the date of receipt of such Digital Master by Universal's Vice President of Administration at the address specified on page 1 hereof; concurrently therewith, you will send a written notice that you have so delivered to Universal's Senior Vice President of Business and Legal Affairs.

3.06.

 Universal's election to make a payment to you which was to have been made upon Delivery of Masters or to release a Record derived from such Masters will not be deemed to be its acknowledgment that such "Delivery" was properly made, and Universal will not be deemed to have waived either its right to require such complete and proper performance thereafter or its remedies for your failure to perform in accordance therewith.

4.

RECORDING PROCEDURE

4.01.

You will conduct recording sessions only after first obtaining Universal's written approval of the individual producer, the places of recording, the Compositions to be recorded and the Authorized Budget. You will request such approvals at least fourteen (14) days prior to the proposed first date of recording, and Universal will not unreasonably withhold any such approval. If Universal disapproves any of the foregoing, you will promptly submit alternative proposals, but in all instances you will allow Universal a reasonable period of review prior to the proposed first date of recording. Universal will approve any first-class recording studio provided (i) its use would not be inconsistent with any of Universal's union agreements, (ii) its use would not cause labor difficulties for other reasons, (iii) the studio takes appropriate measures (as determined by Universal in its sole discretion) to secure any material recorded on its premises, and (iv) Universal does not anticipate that its use will require expenditures inconsistent with the Authorized Budget.  You and Artist acknowledge the importance of securing all Recordings made hereunder and of preventing “leaks” of Recordings, and you and Artist will cooperate with Universal in taking measures to insure that Artist’s Recordings are not made available to any Person other than Universal without prior written authorization from Universal.  The scheduling and booking of all studio time will be done by Universal.

4.02.

You will engage all artists, producers, musicians, and other personnel for the recording sessions hereunder, but only after you submit a written budget listing all Recording Costs to be incurred in connection therewith and after you receive written approval of such budget signed by one of Universal's officers (the "Authorized Budget"). The Authorized Budget may provide for payment to you and Artist of no more than union scale for your and Artist's services (subject to paragraph 5.01) and will not contain a charge for arrangements or orchestrations supplied by you or Artist. The Authorized Budget will constitute the maximum amount that you may expend for the applicable session or sessions. The granting of authorizations and the approval of Authorized Budgets are entirely within Universal's discretion. Universal agrees to approve as an Authorized Budget a realistic and legitimate budget for any particular Album that does not exceed eighty-five percent (85%) of the then remaining applicable Recording Fund for such Album pursuant to paragraph 6.02(a) hereof (as same may be reduced pursuant to the provisions of this agreement) and is otherwise in conformity with the requirements hereof. Universal has the right to have a representative attend all recording sessions conducted pursuant to this agreement. Without limiting Universal's other rights or remedies, if it reasonably appears to Universal that the Recording Costs for any Masters will exceed the Authorized

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Budget therefor, Universal has the right to immediately cease paying Recording Costs unless you establish to Universal's reasonable satisfaction that you can and will pay or reimburse Universal for any Recording Costs in excess of the Authorized Budget. Nothing contained in this agreement will be deemed to make you or Artist Universal's agent or authorize you or Artist to incur any costs on Universal's behalf under this agreement.

4.03.

Universal agrees to advance Recording Costs for the production of each particular Record of the Recording Commitment in an amount not in excess of the Authorized Budget therefor. You will deliver copies of substantiating invoices, receipts, Form Bs, vouchers and similar satisfactory documentary evidence of such costs, and if you fail to do so, Universal's obligation to pay further Recording Costs will be suspended until delivery thereof. You agree to deliver (or cause the individual producer of the Masters to deliver) the Immigration and Naturalization Service certificates described in paragraph 4.05 below, Form Bs and W-4s to Universal within seventy-two (72) hours after each session hereunder so that Universal may timely make all required union payments, and you agree to deliver all other invoices, receipts, vouchers and documents within one (1) week after your or the producer's receipt thereof. If Universal incurs late-payment penalties by reason of your failure to make timely delivery of any such materials, you will reimburse Universal for same upon demand and, without limiting its other rights and remedies, Universal may deduct an amount equal to all such penalties from monies otherwise payable to you under this agreement. Universal will be responsible for late-payment penalties only if caused solely by Universal's acts or omissions. You agree, represent and warrant that all Masters delivered by you to Universal hereunder will be free and clear of any claims by any Person.

4.04.

(a)

Without limiting the foregoing, your obligations include furnishing the services of the individual producers of Masters hereunder, and you are responsible for engaging and paying them.

(b)

In the event that you and Universal mutually agree that Universal engage the producer of any Master (provided that neither Universal nor you are under any obligation whatsoever to so agree), the following will apply:

(1)

Your royalty account and the budget for the recording project concerned will be charged with a Recording Cost item in the amount that Universal is obligated to pay such producer in connection with that project. Such a producer may be employed on Universal's staff or render services under contract with Universal (a "Staff Producer"). The amount charged as a Recording Cost in connection with the services of a Staff Producer will be the greater of (A) the amount actually paid to the Staff Producer per Side, or (B) Twenty Five Thousand Dollars ($25,000.00) per Side.

(2)

The royalties payable to you in respect of those Recordings pursuant to Article 7 will be reduced by all monies that Universal is obligated to pay those producers in connection with that project. With respect to a Staff Producer, the royalty rate payable to such producer will be deemed to be no less than three percent (3%) with respect to USNRC Net Sales of Albums, with proportionate reductions for other exploitations of Masters.

4.05.

In connection with each recording session conducted hereunder, you will comply with the following procedures required by United States immigration law:

(a)

Before any individual renders services in connection with the recording of any Master hereunder (including, without limitation, each background instrumentalist, background vocalist, producer and engineer):

(1)

You will require each such individual to complete and sign the EMPLOYEE INFORMATION AND VERIFICATION ("employee section") of a U.S. Immigration

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and Naturalization Service ("INS") Employment Eligibility Certificate ("Form I-9"), unless you have already obtained (and retained) such certificate from that individual within the past three years;

(2)

You will complete and sign the EMPLOYER REVIEW AND VERIFICATION ("employer section") of each such certificate; and

(3)

You will attach copies of the documents establishing identity and employment eligibility that you examine in accordance with the instructions in the employer section.

(b)

You will not permit any such Person who fails to complete the employee section (or to furnish you with the required documentation) to render any services in connection with Recordings made under this agreement.

(c)

You will deliver the employee and employer certificates (with copies of the necessary documents attached) to Universal within seventy-two (72) hours after the conclusion of the session concerned.

(d)

You will comply with any revised or additional verification and documentation procedures required by the INS in the future.

4.06.

(a)

Notwithstanding the foregoing provisions of Paragraph 4.03, you will have the option to pay for the recording of the Masters constituting any Album of the Recording Commitment in accordance with this paragraph 4.06, in which case you, rather than Universal, will be responsible for the payments referred to in the first sentence of Paragraph 5.01. If you decide to record pursuant to this paragraph 4.06, you may exercise that option by giving Universal notice before you request Universal's approval of commencement of recording for the applicable Album, in which event ninety percent (90%) of the total Recording Fund for the Album concerned will be deemed to have been expended on actual Recording Costs.

(b)

Prior to your commencing recording pursuant to this paragraph 4.06, you will furnish Universal with documentation, satisfactory to it, that:

(1)

you are then a party to all applicable collective bargaining agreements covering the production of those Recordings and any other applicable collective bargaining agreements;

(2)

the owners of the recording studios acknowledge that Universal is sole owner of all Masters and that the Masters will be delivered to Universal at its request.

(c)

You will comply with all applicable union rules, regulations and agreements applicable to the Recordings.

(d)

Before the Delivery of the Recordings to Universal, (i) you will make all of the payments referred to in paragraphs 4.02, 4.03 and the first sentence of 5.01; (ii) you will furnish Universal with all licenses required under copyright for the recording of the musical compositions and any other copyrighted material reproduced in the Recordings, and you will make all payments (except mechanical royalties) required under those licenses; (iii) you will pay or furnish Universal with waivers of all other Recordings Costs and other payments to which any Person may become entitled in connection with those Recordings or their use in the manufacture and sale of Records (other than union or guild "per record royalties"); (iv) if applicable, you will furnish Universal with the name of each vocalist who may be a "covered artist" under Appendix A to the AFTRA National Code of Fair Practice

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for Recordings (or any applicable successor agreement) and all required AFTRA forms, duly completed and executed; and (v) you will deliver to Universal the Immigration and Naturalization Service certificates described in paragraph 4.05 above. Your failure to notify Universal of those vocalists will constitute your warranty and representation that no such "covered artist" rendered services in connection with the Recordings.

(e)

You will furnish Universal with all information and any and all further instruments and documents which Universal may reasonably require in connection with the Recordings or to implement this paragraph. If any claim is asserted against Universal for payment of any obligation required to be discharged by you in this paragraph, Universal will have the right to make the payment after affording you a reasonable opportunity to make such payment. If Universal makes such payment, you will reimburse Universal for it.

5.

RECOUPABLE COSTS

5.01.

Universal will pay all union scale payments required to be paid to Artist in connection with Masters made hereunder, all costs of instrumental, vocal and other personnel specifically approved by Universal for the recording of such Masters, and all other amounts required to be paid by Universal pursuant to any applicable law or any collective bargaining agreement between Universal and any union representing persons who render services in connection with such Masters. Notwithstanding the foregoing, you and Artist agree that the Advances hereunder include the prepayment of session union scale as provided in the applicable union codes, and you and Artist agree to complete any documentation required by the applicable union to implement this sentence. Union contracts will be filed and supplied to Universal and pension benefits will be paid on Artist's behalf by Universal, which payments will be an Advance.

5.02.

(a)

All Recording Costs hereunder constitute Advances.

(b)

All packaging costs in excess of Universal's then standard design, engraving or manufacturing costs with respect to a standard Record package are recoupable from all monies payable to you hereunder.

(c)

One half (1/2) of all Video Costs will be recoupable from audio Record royalties. To the extent that any Video Costs are not recoupable or recouped from audio Record royalties, such costs will be recoupable from monies otherwise payable to you from the exploitation of Videos hereunder. Notwithstanding the foregoing, all Video Costs in excess of Seventy-Five Thousand Dollars ($75,000.00) incurred in connection with any Video hereunder are one hundred percent (100%) recoupable from audio Record royalties.

(d)

With respect to the preparation of a lacquer, copper or equivalent master, an amount equal to the normal engineering charges that would reasonably be incurred in connection with the production of such master on a real time basis at a first class studio designated by Universal will not be considered Recording Costs, but all costs in excess of those normal engineering charges will be considered Recording Costs.  Payments to the AFM Special Payments Fund and the Music Performance Trust Fund based upon record sales (so-called "per-record royalties"), will not constitute Advances and will be paid by Universal.

(e)

Fifty percent (50%) of all costs paid by Universal to third parties in connection with independent promotion, and/or radio marketing of Records featuring the performance of Artist will constitute Advances.  All costs paid by Universal in connection with any television, radio, internet, and/or movie theater advertising campaign(s) in the United States (other than direct response television campaigns) to promote Artist and/or in conjunction with Records featuring the performance

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of Artist will constitute Advances.  All costs paid by Universal in connection with "live" public performances by Artist and/or independent publicity and/or independent marketing of Artist and/or Records featuring the performance of Artist, and/or to purchase articles of dress and styling such as clothing, shoes, jewelry, makeup, hair and body styling for Artist will constitute Advances.

(f)

Fifty percent (50%) of all costs incurred in connection with creating the so-called “enhanced” or multimedia portion of an enhanced CD, CD Plus, CD ROM, DVD, or any other similar configuration (whether now known or hereafter created) embodying Masters hereunder (the “Enhanced Costs”) including, without limitation, ECD Material will be recoupable from “audio only” Record royalties. To the extent that any Enhanced Costs are not recoupable or recouped from audio only Record royalties all such costs will be recoupable from monies otherwise payable to you from the exploitation of Records containing enhanced or multimedia content.

(g)

Fifty percent (50%) of all costs incurred by Universal in connection with creating and/or acquiring Mobile Material will constitute Advances (“Mobile Costs”).  Notwithstanding the foregoing, one hundred percent (100%) of all Mobile Costs in excess of Twenty Five Thousand Dollars ($25,000) will constitute Advances.

(h)

Fifty percent (50%) of all costs incurred by Universal in connection with creating and developing Universal Artist Websites, including, without limitation, costs incurred in creating and/or acquiring the Universal Website Material (collectively, “Web Costs”), will constitute Advances.  Notwithstanding the foregoing, one hundred percent (100%) of Web Costs hereunder in excess of Thirty Thousand Dollars ($30,000) will constitute Advances. For the avoidance of doubt, all costs incurred by Universal in connection with hosting and maintaining Universal Artist Websites and securing, registering and/or protecting Artist Domain Names utilized by Universal shall be at Universal’s sole and non-recoupable expense.

5.03.

The portion of the Recording Costs incurred in the making of a Joint Recording to be charged as an Advance will be computed by multiplying the aggregate amount of total Recording Costs incurred in making that joint recording by the same fraction used in determining the royalties payable to you in respect of that Joint Recording.

6.

ADDITIONAL ADVANCES

6.01.

All monies paid to you or Artist during the term of this agreement, as well as all monies paid on behalf of you or Artist with your consent, at your request or pursuant hereto, other than royalties paid pursuant to this agreement, constitute Advances unless otherwise expressly agreed to in writing by Universal.

6.02.

(a)

In connection with your Delivery to Universal of the Masters constituting an Album in fulfillment of your Recording Commitment, Universal will pay you an Advance in the amount by which the applicable sum indicated below ("Recording Fund") exceeds the Recording Costs for the Album concerned:

(1)

Albums recorded during the initial Contract Period and first Option Period: ____________________ ($_________).

(2)

Albums recorded during the __________ Option Periods: _______________________ ($_________).

(3)

Albums recorded during the ___________ Option Periods: _______________________ ($_________).

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(4)

Albums recorded during the ___________ Option Periods: _______________________ ($_________).

(b)

This subparagraph 6.02(b) will apply to each timely Delivered Album recorded in fulfillment of your Recording Commitment for the Option Periods hereof other than the first Option Period and to no other Albums. Subject to subparagraph 6.02(c) below, the Recording Fund for each Album specified in the preceding sentence will be the greater of the sum as determined pursuant to clause 6.02(b)(1) or the applicable sum as set forth in subparagraph 6.02(a) above:

(1)

The amount equal to two thirds (2/3) of the lesser of (i) the average royalties earned by you (after provision for reasonable reserves) on USNRC Net Sales of the last two (2) Albums of your Recording Commitment, or (ii) the royalties earned by you (after provision for reasonable reserves) on USNRC Net Sales of the immediately preceding Album of the Recording Commitment, computed as of the date six (6) months after the initial United States release date of the applicable Album.

(c)

Notwithstanding anything to the contrary contained in subparagraph 6.02(b) above, the Recording Fund for Albums recorded in fulfillment of your Recording Commitment for the Option Periods hereof will not exceed:

(1)

Albums recorded during the second and third Option Periods: ______________________ ($_______________).

(2)

Albums recorded during the fourth and fifth Option Periods: _______________________ ($_______________).

(3)

Albums recorded during the sixth and seventh Option Periods: ______________________ ($________________).

(d)

Each Advance referred to in this paragraph 6.02 will be paid according to the following schedule:

(1)

With respect to the first Album recorded during the initial Contract Period:

(A)

__________________ ($_______________) promptly after execution of this agreement;

(B)

The balance, if any, promptly after Delivery of the Album.

(2)

With respect to each subsequent Album:

(A)

Promptly after Universal has approved all relevant preconditions to recording (e.g. budget, Compositions, producer, etc.) and the recording of such Album has commenced, Universal will pay fifteen percent (15%) of the applicable Advance set forth in paragraph 6.02(a) above less any amounts previously paid to you in connection with the Album concerned (hereinafter the “Commencement Advance”). Universal may reduce the amount of the Commencement Advance, to the extent necessary, so that the balance of the applicable Advance after paying the Commencement Advance is not less than one hundred fifteen percent (115%) of the greater of (i) the actual Recording Costs incurred in connection with the immediately prior Album Delivered in fulfillment of your Recording Commitment hereof; or (ii) the Authorized Budget for the Album concerned.

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(B)

The balance promptly after Delivery of the Album concerned.

(e)

If any Album is not Delivered within the time prescribed in Article 3, the Recording Fund for that Album will be reduced by ten percent (10%) for each month or portion thereof from the last date for timely Delivery to the date of actual Delivery.

6.03.

If the Recording Costs and other Advances paid or reimbursed by Universal for any Recording in fulfillment of your Recording Commitment exceed the Recording Fund payable with respect to such Recording, you will be solely responsible for such excess, it being agreed that if Universal elects to pay such excess, such payment will be a direct debt from you to Universal which, in addition to any other available remedies, Universal may recover from any sums payable to you and/or Artist or your designees.

7.

ROYALTIES

7.01.

In consideration of the copyright ownership provided below, Universal's rights to use Artist's name and likeness as provided herein, and the other agreements, representations and warranties contained herein, Universal agrees to pay you in connection with the Net Sale of Records consisting entirely of Masters hereunder and sold by Universal or its licensees, a royalty computed at the applicable percentage indicated below, of the applicable Royalty Base Price with respect to the Record concerned, it being agreed that such royalties will be computed and paid in accordance with Article 8 below and the other provisions set forth herein.

(a)

Subject to the other provisions of this Article 7, on USNRC Net Sales of Albums:

(1)

On Masters made during the initial Contract Period and first Option Period: __% (the "Basic Rate"). With respect to Albums Delivered in fulfillment of your Recording Commitment only, the Basic Rate will apply to the first five hundred thousand (500,000) units of USNRC Net Sales of each such Album. The royalty rate will be __% rather than __% on the next five hundred thousand (500,000) units of any such Album (i.e., USNRC Net Sales from 500,001 units through 1,000,000 units) and __% on USNRC Net Sales of any such Album in excess of 1,000,000 units.

(2)

On Masters made during the ___________ Option Periods: __% (the "Basic Rate"). With respect to Albums Delivered in fulfillment of your Recording Commitment only, the Basic Rate will apply to the first five hundred thousand (500,000) units of USNRC Net Sales of each such Album. The royalty rate will be __% rather than __% on the next five hundred thousand (500,000) units of any such Album (i.e., USNRC Net Sales from 500,001 units through 1,000,000 units) and __% on USNRC Net Sales of any such Album in excess of 1,000,000 units.

(3)

On Masters made during the ____________ Option Periods: __% (the "Basic Rate"). With respect to Albums Delivered in fulfillment of your Recording Commitment only, the Basic Rate will apply to the first five hundred thousand (500,000) units of USNRC Net Sales of each such Album. The royalty rate will be __% rather than __% on the next five hundred thousand (500,000) units of any such Album (i.e., USNRC Net Sales from 500,001 units through 1,000,000 units) and __% on USNRC Net Sales of any such Album in excess of 1,000,000 units.

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(4)

On Masters made during the ____________ Option Periods: __% (the "Basic Rate"). With respect to Albums Delivered in fulfillment of your Recording Commitment only, the Basic Rate will apply to the first five hundred thousand (500,000) units of USNRC Net Sales of each such Album. The royalty rate will be __% rather than __% on the next five hundred thousand (500,000) units of any such Album (i.e., USNRC Net Sales from 500,001 units through 1,000,000 units) and __% on USNRC Net Sales of any such Album in excess of 1,000,000 units.

(b)

Subject to the other provisions of this Article 7, on USNRC Net Sales of Singles: __% (the "Basic Rate").

(c)

On Records sold for distribution through normal retail channels outside the United States, the Basic Rate for the country concerned will be the indicated percentage of the United States Basic Rate for the configuration concerned:

(1)

Canada: 85%.

(2)

United Kingdom, Germany and Japan: 66 2/3%.

(3)

Elsewhere: 50%.

7.02.

(a)

With respect to Electronic Transmissions of Masters hereunder sold or licensed for sale in the United States by Universal at a price that falls within Universal’s top-line price category applicable to such method of exploitation, your royalty will be a percentage of the applicable Royalty Base Price where such percentage equals the applicable royalty rate set forth in subparagraph 7.01(a) above for the Master concerned (irrespective of whether or not the Record being so exploited constitutes an Album hereunder), and such applicable percentage shall be deemed to be the United States Basic Rate for such method of exploitation.  With respect to Electronic Transmissions of Masters hereunder exploited outside the United States and/or at a price that does not fall within Universal’s top-line price category applicable to such method of exploitation, the otherwise applicable royalty rate will be computed, reduced, and adjusted in accordance with the applicable other provisions of this Article 7 (including, without limitation, subparagraph 7.01(c) above and subparagraph 7.02(d) below).

(b)

With respect to audio-only compact discs and Electronic Transmissions of Masters hereunder, the royalty rate (which will be deemed to be the Basic Rate with respect to such configuration or method of exploitation) is one hundred percent (100%) of the otherwise applicable royalty rate in the applicable country for the configuration and price category concerned.

(c)

With respect to Records sold in the form of new configurations (including, but not limited to, Mini Disc, DVD Audio and audiophile Records), the royalty rate (which will be deemed to be the Basic Rate with respect to such configurations) is seventy-five percent (75%) of the otherwise applicable royalty rate in the applicable country for the configuration and price category concerned.  Notwithstanding the foregoing, in the event that during the term hereof Records sold in a particular new configuration comprise at least thirty percent (30%) of the total market for Records sold in the United States for a period of six (6) consecutive months as determined by the Recording Industry Association of America, then, following your written request during the term, Universal agrees to re-negotiate with you with respect to the percentage of the applicable royalty rate payable to you for the new configuration concerned based on factors such as, without limitation, the individual performance of Records in that new configuration featuring the performance of Artist and the then current balance in your royalty account, but in no event shall such new percentage exceed one hundred percent (100%) of the otherwise applicable royalty rate in the country concerned for the configuration and price category concerned and the new percentage, if any, will become effective prospectively commencing

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on the first day of the first full accounting period immediately following the accounting period during which such agreement is reached with respect to such percentage of the applicable royalty rate. The foregoing shall not be construed to restrict in any manner Universal’s right to (or elect not to) manufacture, distribute, sell, license or otherwise exploit Records hereunder in the form of such new configuration at any time.

(d)

With respect to Midline Records, EPs, and Records sold to the Armed Forces Post Exchanges or to the United States or a state or local government, the royalty rate is two thirds (2/3) of the Basic Rate in the country concerned for the configuration concerned. With respect to Budget Records, premium records, Records sold by Universal itself in the United States in connection with a direct response television campaign, direct mail or mail order, and Records in the form of transparent or colored vinyl, the royalty rate is one half (1/2) of the Basic Rate in the country concerned for the configuration concerned. With respect to any Record sold outside the United States by Universal or its licensee in conjunction with a television advertising campaign, during the semi-annual accounting period in which that campaign begins as well as the next two (2) such periods, the royalty rate with respect to the advertised Records sold in the countries in which the campaign occurs is one half (1/2) of the otherwise applicable royalty rate. With respect to any Multiple Record Album, the royalty rate is the Basic Rate in the country concerned for the configuration concerned if, at the beginning of the royalty accounting period concerned, the Suggested Retail List Price of such Album is at least the number of cassettes, compact discs or other configuration packaged together times the Suggested Retail List Price for "top-line" Albums marketed by Universal or its principal licensee in the country where the Multiple Record Album is sold (the "top-line" price). If the Suggested Retail List Price applicable to such Multiple Record Album is less than the number of cassettes, compact discs or other configuration packaged together times the "top-line" price, then the applicable royalty rate for such Multiple Record Album will be equal to the otherwise applicable royalty rate multiplied by a fraction, the numerator of which is the Suggested Retail List Price of such Multiple Record Album, and the denominator of which is the number of cassettes, compact discs or other configuration packaged together times the "top-line" price (but not less than one half (1/2) of the applicable royalty rate prescribed in paragraph 7.01 for such Album).

7.03.

(a)

Your royalty will be the sum equal to fifty percent (50%) of Universal's Net Receipts with respect to the following Records and/or exploitation of Masters hereunder: (1) Records sold through record clubs or similar sales plans; (2) licenses for methods of distribution such as "key outlet marketing" (distribution through retail fulfillment centers in conjunction with special advertisements on radio or television), direct mail, mail order, or by any combination of the methods set forth above or other methods; (3) licenses for distribution other than through Normal Retail Channels or other than by the primary distributor(s) of Universal Records in the territory concerned for the configuration concerned, but specifically excluding any licenses covered in paragraph 7.02(a) hereinabove; and (4) Masters hereunder licensed by Universal for use in synchronization in motion pictures, television productions, or television commercials.

(b)

With respect to Ancillary Exploitation or any exploitation of Website Material, ECD Material exploited separate and apart from a Record, or Mobile Material for which Universal receives a royalty or other payment which is directly attributable to such Ancillary Exploitation or exploitation of Website Material, ECD Material, or Mobile Material, your royalty will be an amount equal to a percentage of Universal’s Net Receipts from such royalty or other payment where such percentage equals the applicable Basic Rate set forth in paragraph 7.01(a) above, adjusted by the applicable territorial reductions set forth in paragraph 7.01(c) above if the Ancillary Exploitation or exploitation of such Website Material, ECD Material, or Mobile Material is made outside of the United States.

(c)

With respect to any use of a Master by Universal or license of a Master hereunder by Universal for which Universal receives a royalty or other payment which is directly

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attributable to such use or license and where a royalty or other payment for such use or license is not otherwise specifically provided for elsewhere in this Article 7, your royalty will be the sum equal to fifty percent (50%) of Universal’s Net Receipts from such royalty or other payment.

(d)

In respect of any Merchandising Use (as defined in paragraph 9.06 below) for which Universal receives a royalty or other payment that is directly attributable to such Merchandising Use, your royalty will be an amount equal to fifty percent (50%) of Universal’s “Net Merchandising Receipts” (as hereinafter defined).  As used in the immediately preceding sentence, “Net Merchandising Receipts” means royalties or flat payments received by Universal in connection with the particular Merchandising Use (excluding any merchandise sold to you, Artist or any Person associated with you or Artist at a discounted price) less any costs or expenses that Universal incurs (such as, without limitation, manufacturing, design, packaging, shipping, storage, insurance and collection costs, concession fees, all related commissions and royalties payable by Universal to any third parties, and costs of advertising and promoting the applicable merchandise) and less a distribution/services fee equal to twenty-five percent (25%) of those royalties or flat fee payments.

7.04.

(a)

If Universal licenses Videos produced hereunder, your royalty will be one half (1/2) of Universal's Net Receipts derived therefrom after deducting from gross receipts a fee, in lieu of any overhead or distribution fee, of twenty-five percent (25%) of the gross receipts in connection therewith. It is specifically agreed that Universal has and will have the right to license Videos to third parties (e.g., club services) for no payment, in which case no payment will be made to you in connection therewith.

(b)

With respect to home video devices embodying Videos produced hereunder manufactured and distributed by Universal or its exclusive licensee in the country concerned, you will be entitled to a royalty computed as provided in this Article, but the following rates will apply instead of the rates specified in paragraph 7.01 above: (i) On units sold for distribution in the United States: 15% of the applicable Royalty Base Price for home video devices provided Universal's wholesale price is Ten Dollars ($10.00) or less; seventeen and one half percent (17 1/2%) of the applicable Royalty Base Price for home video devices provided Universal's wholesale price is greater than Ten Dollars ($10.00) but less than or equal to Fourteen Dollars ($14.00); and twenty percent (20%) of the applicable Royalty Base Price for home video devices provided Universal's wholesale price is in excess of Fourteen Dollars ($14.00); and (ii) On units sold for distribution outside the United States: 10% of the applicable Royalty Base Price. Said royalties are inclusive of any third party payments required in connection with the sale of such devices including, without limitation, artist and producer royalties and copyright payments.

7.05.

As to a Record not consisting entirely of Masters recorded hereunder or Videos produced hereunder, the otherwise applicable royalty rate will be prorated on the basis of the number of Masters recorded hereunder or Videos produced hereunder embodied on such Record compared to the total number of Masters or Videos (including the Masters recorded hereunder and Videos produced hereunder) contained on such Record. As to a Record consisting of Masters recorded hereunder where the various Masters bear different royalty rates, the otherwise applicable royalty rate for each Master will be prorated on the basis of the total number of Masters embodied on such Record. As to Joint Recordings, the royalty rate will be the royalty rate provided for herein divided by the number of Persons with respect to whom Universal is obligated to pay a royalty (including you).

7.06.

No royalties will be due or payable in respect of (a) Records furnished on a no-charge basis or sold to disc jockeys, publishers, employees of Universal or its licensees, motion picture companies, radio and television stations and other customary recipients of free, or discounted or promotional Records sold for less than or equal to fifty percent (50%) of the Record's highest posted wholesale list price; (b) Records sold at close-out prices, for scrap, at less than inventory cost or at fifty percent (50%) (or less) of the Record's highest posted wholesale price whether or not such Records

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are intended for sale to third parties; (c) Records (or fractions thereof) given away or shipped on a so-called "no charge" or "freebie" basis; (d) Records sold by Universal or Universal's distributor (or their respective licensees) directly to consumers for a price of $3.00 per unit or less, as well as Singles sold in the form of "picture discs" not in excess of 25,000 Net Sales per such Single; and (e) Records sold at a discount from the Record's posted wholesale list price (but for more than fifty percent (50%) of such price). In determining the number of Records as to which no royalties are payable pursuant to subparagraph (e) above, Universal will multiply the percentage amount of such discount by the number of Records sold at such discount. For convenience, those Records referred to in clauses (c) and (e) above are collectively sometimes referred to herein as "Free Goods". References in this agreement to "Records for which no royalties are payable hereunder," or words of similar connotation, include, without limitation, all Free Goods. Free Goods embodying Albums hereunder are sometimes referred to herein as "Album Free Goods", Free Goods embodying EPs hereunder are sometimes referred to herein as "EP Free Goods", and Free Goods embodying Singles hereunder are sometimes referred to herein as "Single Free Goods". Universal and you acknowledge and agree that, with respect to each Album and EP hereunder, Universal will ship Album Free Goods and EP Free Goods in accordance with the then current policy of the then current Universal distributor, which policy now is that fifteen percent (15%) of the aggregate units of each Album and EP shipped hereunder are Album or EP Free Goods, as the case may be. Universal and you acknowledge and agree that, with respect to each Single hereunder, Universal will ship Single Free Goods in accordance with the then current policy of the then current Universal distributor, which policy now is that twenty-three percent (23%) of the aggregate units of such Single shipped hereunder are Single Free Goods. In addition, Universal and Universal's distributor may conduct special programs with respect to the marketing and merchandising of Records of various artists that may include Records hereunder, or special "impact" programs concerning the marketing and merchandising of Records hereunder, and all of said special programs may involve the distribution of additional Free Goods, which will not be subject to the above limitations. All such additional Free Goods shipped pursuant to any such special program are herein referred to as "Special Free Goods". In the event Universal or Universal's distributor ships Free Goods in excess of the limitations provided for herein, Universal will not be deemed in breach hereof, and Universal's only obligation to you in such event will be to pay you royalties as provided herein in respect of such excess Free Goods. Notwithstanding anything to the contrary contained herein, there shall be no Album Free Goods, EP Free Goods or Single Free Goods with respect to the sale or other exploitation of Electronic Transmissions of Masters (other than Special Free Goods, if applicable).

7.07.

Universal may at some time change the method by which it computes royalties in the United States from a retail basis to some other basis (the "New Basis"), such as, without limitation, a wholesale basis. The New Basis will replace the then-current Royalty Base Price and the royalty rates will be adjusted to the appropriate royalty which, when applied to the New Basis, will yield the same dollars-and-cents royalty amounts payable with respect to the Record concerned as was payable immediately prior to the change to the New Basis. If a Record was not theretofore sold in a particular configuration or at a particular price (e.g., a Budget Record), the adjusted royalty rate for any such configuration will be the adjusted royalty rate on top-line Albums multiplied by a fraction, the numerator of which is the royalty rate for sales in the configuration concerned prior to the New Basis and the denominator of which is the royalty rate for sales of top-line Albums prior to the New Basis. If there are other adjustments made by Universal that would otherwise make the New Basis more favorable (a particular example of which might be the distribution of smaller quantities of free goods than theretofore distributed), then the benefits of such other adjustments will be taken into consideration in adjusting the royalty rate.

7.08.

Notwithstanding anything to the contrary contained herein, in jurisdictions where there is a statutory or regulatory or collective bargaining or similar rule ("Rule") governing distribution of monies for Electronic Transmissions of Masters hereunder governed by the terms of this Article 7 (e.g., internet radio that fits within the so-called "statutory complement"), Universal will credit your account with that portion of royalties received by Universal in connection with any such exploitation,

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as required by such Rule, less any portion thereof which is payable by Universal to producers or any other Person, rather than the payments set forth in this Article 7; provided, however, that if the applicable Rule contemplates that artists are able to collect royalties directly from another source, then Universal shall have no obligation to credit your account with any share of monies it collects.

7.09.

The royalty payable to you hereunder includes all royalties due you, Artist, the individual producers and all other Persons in connection with the sale of Records or other exploitation of Masters made hereunder.

8.

ROYALTY ACCOUNTINGS

8.01.

Universal will compute your royalties as of each June 30 and December 31 for the prior six (6) months, in respect of each such six (6) month period in which there are sales or returns of Records or other exploitations of Masters on which royalties are payable to you. On or before the next September 30 with respect to the period ending June 30, and on or before March 31 with respect to the period ending December 31, Universal will send you a statement covering those royalties and will remit to you the net amount of such royalties, if any, after deducting any and all unrecouped Advances and chargeable costs under this agreement and such amount, if any, that Universal may be required to withhold pursuant to the applicable state tax laws, the U.S. Tax Regulations, or any other applicable statute, regulation, treaty, or law. No royalty statements will be required for periods during which no additional royalties accrue. In computing the number of Records sold, only Records for which Universal has been paid will be deemed sold, and Universal will have the right to deduct returns and credits of any nature and to withhold reasonable reserves therefor from payments otherwise due you. Returns will be treated as units sold or Free Goods in the same manner as in Universal's customer account. If Universal makes any overpayment to you (e.g., by reason of an accounting error or by paying royalties on Records returned later), you will reimburse Universal to the extent Universal does not deduct such sums from monies due you hereunder. Universal may at any time elect to utilize a different method of computing royalties provided such method does not decrease the net monies received by or credited to you hereunder.

8.02.

Royalties for Records sold for distribution outside the United States ("foreign sales") will be computed in the same national currency and at the same rate of exchange as Universal is accounted to by its licensees with respect to the sale concerned and will be subject to costs of conversion and any taxes applicable to royalties remitted by or received from foreign sources. Royalties on Records sold outside the United States are not due and payable by Universal until payment therefor has been received by Universal in the United States in United States dollars. For purposes of accounting to you, Universal will treat any foreign sale as a sale made during the same six (6) month period in which Universal receives its licensee's accounting and payment for that sale. If Universal does not receive payment in the United States in United States Dollars and is required to accept payment in foreign currency or in a foreign country, Universal will deposit to your credit (at your request and expense) in such currency in a depository selected by you in the country in which Universal accepts payment your share of royalties due and payable with respect to such sales. Such deposit will fulfill Universal's obligations in connection therewith. If any law, government ruling or other restriction affects the amount that an Universal licensee can remit to Universal, Universal may deduct from your royalties an amount proportionate to the reduction in such licensee's remittances.

8.03.

All royalty statements rendered by Universal will be conclusively binding upon you and not subject to any objection by you for any reason unless specific objection in writing, stating the basis thereof, is given to Universal within one (1) year from the date such statement is rendered and an audit pursuant to paragraph 8.04 for that statement is completed within three (3) months after such objection notice is given. Failure to make such written objection or conduct the audit within said time periods will be deemed to be your approval of such statement, your waiver of such audit rights, and your waiver of

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the right to sue Universal for additional royalties in connection with the applicable accounting period. Each statement will be deemed rendered when due unless you notify Universal that the applicable statement was not received by you and such notice is given within sixty (60) days after the applicable due date specified in paragraph 8.01 above, in which event the statement will be deemed rendered on the date actually sent by Universal. You will not have the right to sue Universal in connection with any royalty accounting, or to sue Universal for monies due on account of the exploitation of Masters hereunder during the period a royalty accounting covers, whether from the sale of Records or otherwise, unless you commence the suit within six (6) months after commencement of your audit for the applicable period.

8.04.

You may, at your own expense, audit Universal's books and records directly relating to this agreement that report the sales of Records for which royalties or other monies are payable hereunder. You may make such audit only for the purpose of verifying the accuracy of statements sent to you hereunder and only as provided herein. You may initiate such audit only by giving notice to Universal at least thirty (30) days prior to the date you intend to commence your audit. Your audit will be conducted by a reputable independent certified public accountant experienced in recording industry audits in such a manner so as not to disrupt Universal's other functions and will be completed promptly. You may audit a particular statement only once and only within one (1) year and three (3) months after the date such statement is rendered as provided in paragraph 8.03 above. Your audit may be conducted only during Universal's usual business hours and at the place where it keeps the books and records to be examined. You will not be entitled to examine any manufacturing records or any other records that do not specifically report sales of Records or free distribution of Records on which royalties are payable hereunder. Notwithstanding the foregoing, you will be permitted to examine records that reflect the number of Records hereunder that are manufactured, the movement of Universal’s inventory of such Records, and any credits or rebates that are given in respect of such Records, for each accounting period that is the subject of the audit.  Your auditor will review his tentative written findings with a member of Universal's finance staff designated by Universal before rendering a report to you so as to remedy any factual errors and clarify any issues that may have resulted from misunderstanding.

8A.

DIRECT PAYMENTS TO ARTIST

8A.01.

(a)

Notwithstanding anything to the contrary contained in this agreement, you hereby irrevocably authorize and irrevocably direct Universal to pay directly to Artist on your behalf: (i) any and all Advances otherwise payable to you pursuant to Article 6 hereof; (ii) all royalties otherwise payable to you pursuant to Article 7 hereof; and (iii) any other monies otherwise payable to you under this agreement.  All such payments to Artist shall be made at the same time that the applicable payments are otherwise payable to you hereunder and shall be payable in the same manner and subject to the same conditions as set forth in this agreement.  You acknowledge and agree that Universal shall have no liability by reason of any erroneous payments or failure to comply with the foregoing authorization. Universal’s compliance with the foregoing authorization will constitute an accommodation to you alone; Artist is not a beneficiary of it. You will indemnify and hold Universal harmless against any claims asserted against Universal and any damages, losses or expenses you incur by reason of any such payment or otherwise in connection with this paragraph 8A.01.

(b)

All monies becoming payable to Artist under the foregoing authorization will be paid to Artist at the following address or at such other address as Artist directs Universal in writing:

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9.

UNIVERSAL'S ADDITIONAL RIGHTS

9.01.

You warrant, represent and agree that throughout the Territory Universal is the sole, exclusive and perpetual owner of all Masters Delivered hereunder or otherwise recorded by Artist during the term of this agreement, all Videos embodying those Masters or otherwise produced hereunder, all artwork created for use in connection with the Masters (“Artwork”), and all Website Material, ECD Material, and Mobile Material made under this agreement or during its term (all such Masters, Videos, Artwork, Website Material, ECD Material, and Mobile Material are sometimes hereinafter referred to collectively as “Subject Materials”), which ownership entitles Universal, among other things, to all right, title and interest in the copyright in and to the Subject Materials (but excluding the copyrights in the Compositions contained in such Masters). Each item of Subject Materials made under this agreement or during its term, from the inception of its creation, will be considered a "work made for hire" for Universal; if any such item of Subject Materials is determined not to be such a "work," it will be deemed transferred to Universal by this agreement, together with all rights and title in and to it. You warrant, represent and agree that all Subject Materials made under this agreement or during its term (including duplicates, work tapes, etc.), the performances contained thereon and the Recordings derived therefrom, from the inception of their creation, are the sole property of Universal, in perpetuity, free from any claims by you, Artist or any other Person, and Universal has the right to use and control same subject to the terms herein. Universal (or Universal's designees) has the exclusive right to copyright all Subject Materials in its name as the author and owner of them and to secure any and all renewals and extensions of such copyright throughout the Territory. You will execute and deliver to Universal such instruments of transfer and other documents regarding the rights of Universal or its designees in the Subject Materials subject to this agreement as Universal may reasonably request to carry out the purposes of this agreement, and Universal may sign such documents in your name or the name of Artist (and you hereby appoint Universal your agent and attorney-in-fact for such purposes) and make appropriate disposition of them consistent with this agreement. All  Subject Materials shall contain all such, trademarks, trade names, information, logos and other items, as Universal customarily includes on such Subject Materials, as applicable, including, without limitation, Internet Addresses, so-called “watermarks”, “meta-data”, and “hyperlinks” to Internet Addresses.

9.02.

Without limiting the generality of the foregoing, Universal and any Person authorized by Universal has the unlimited and exclusive rights throughout the Territory: (a) to manufacture and/or distribute Records by any and all methods now or hereafter known embodying any portion or all of the performances embodied on Masters hereunder; (b) to publicly perform such Records and to permit the public performance thereof in any medium; (c) to import, export, sell, transfer, transmit, lease, rent, deal in or otherwise dispose of such Masters and Records derived therefrom throughout the Territory under any trademarks, trade names or labels designated by Universal; (c) to remix, edit or adapt the Masters to conform to technological or commercial requirements in various formats now or hereafter known or developed, or to eliminate material which might subject Universal to any legal action; (d) to use and authorize the use of the Masters for background music, synchronization in motion pictures and television soundtracks and other similar purposes, including, without limitation, use on transportation and in commercials for any product in any and all media, without any payment other than as provided herein; and (e) to reproduce, adapt, and otherwise use and authorize the use of Subject Materials in any manner, including, without limitation, in Mobiletones.  Without limiting the foregoing, Universal and its subsidiaries, affiliates and licensees may, at their election, delay or refrain from doing any one or more of the foregoing.

9.03.

Universal and any licensee of Universal each has the perpetual right, without liability to any Person, and may grant to others the right, to reproduce, print, publish or disseminate in any

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medium your name, the names, portraits, pictures and likenesses of the Artist and individual producer and all other Persons performing services in connection with Masters made under this agreement (including, without limitation, all professional, group and other assumed or fictitious names used by them), and biographical material concerning them for purposes of advertising, promotion and trade in connection with you or Artist, the making and exploitation of Records hereunder, on Websites, including Artist Websites, and in Mobile Materials, and general goodwill advertising. The uses authorized by the preceding sentence include, without limitation, the use of those names, portraits, pictures, and likenesses of Artist in the marketing of Records. During the term hereof, Universal and its licensees may, in the Territory, bill, advertise and describe Artist as an exclusive Universal Artist or by a similar designation. Universal's rights as described in this paragraph will be exclusive during the term of this agreement and nonexclusive thereafter. You will make Artist available from time to time to appear for photography, poster and cover art and the like, under the reasonable direction of Universal or its nominees, to appear for on-line “chats” hosted on Websites, including, without limitation, Universal Artist Websites, and for interviews with representatives of the media and Universal's publicity personnel, and to appear and perform at promotional events such as so-called “in-stores” performances.  You and Artist will not be entitled to any compensation for such services, except as may be required by applicable union agreements; provided, however, that if Artist is required to travel outside of a fifty mile radius of Artist's then place of residence, Universal will reimburse Artist for the reasonable travel and living expenses incurred by Artist in connection with the rendition of services at Universal's direction pursuant to a budget approved in advance by Universal in writing.

9.04

(a)

Without limiting the generality of the rights granted to Universal pursuant to this agreement, Universal has the perpetual right and may grant to others the right, subject to the terms and conditions hereof, without any liability to any Person, to create, maintain and host Universal Artist Websites.  You hereby license to Universal throughout the Territory the exclusive right, coupled with a security interest and without any liability to any Person, during the term of this agreement, to register, secure any registration renewals thereof, administer such registrations, control and use the Artist Domain Names as Internet Addresses including, without limitation, the right to use such Artist Domain Names in connection with Universal Artist Websites.  Without limiting the generality of the foregoing, during the term of this agreement, Universal will have the right to designate one (1) Universal Artist Website as the “official” Artist Website (the “Official Artist Website”), and neither you, Artist, nor any Person deriving any rights from you or Artist shall designate any other Artist Website as an “official” Artist Website except as otherwise provided herein. In the event that [Artist Name].com, [Artist Name].net and/or [Artist Name].org are not available to be used as the Artist Domain Name in connection with the Official Artist Website in the United States, you and Universal will mutually approve the Artist Domain name to be used in the United States in connection with the Official Artist Website, provided that an inadvertent failure to so obtain your approval with you will not be deemed a breach of this agreement.  Except as otherwise provided in paragraph 10.06 below, Universal’s rights as described in the first sentence of this subparagraph 9.04(a) shall be exclusive during the term of this agreement and non-exclusive thereafter, except that, for the avoidance of doubt, such rights shall be exclusive in perpetuity with respect to utilizing and/or otherwise exploiting Masters, Videos and/or Artwork hereunder in connection with Websites.

(b)

Notwithstanding the foregoing, but without limiting Universal’s right during and after the term of this agreement to create, maintain and host Universal Artist Websites, at any time after the expiration or termination of the Term hereof, Universal shall assign to you (on a quit-claim basis) all of its right, title and interest in and to the Artist Domain Name used in connection with the Official Artist Website in the United States within thirty (30) days of Universal's receipt of written notice from you requesting such assignment.

9.05.

(a)

You and Artist hereby agree to assign to Universal all of your and Artist’s right, title and interest throughout the Territory during the term of this agreement in and to all Internet

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Addresses (including, without limitation, all Artist Domain Names) relating to Artist that you and/or Artist own and/or control rights to (each, an “Existing Domain Name”), including, without limitation, the right to administer any registrations of the Existing Domain Names, secure any registration renewals of the Existing Domain Names, and control and use the Existing Domain Names in connection with Universal Artist Websites, free of encumbrances.  You shall so assign all such Existing Domain Names to Universal within ten (10) days after the date hereof (the “Assignment Date”), and you agree to cease and desist using all of the Existing Domain Names as of the Assignment Date.  In connection therewith, you and Artist agree to execute any instruments of transfer or other documents necessary or desirable to effectuate such assignment and you and Artist will otherwise cooperate with Universal for the purpose of establishing or evidencing the rights granted to Universal pursuant to this paragraph.  In the event you fail to either (i) so assign to Universal all such Existing Domain Names as of the Assignment Date, or (ii) sign such documents within ten (10) days after your receipt of Universal’s written request therefor, then Universal shall have the right to sign such documents in your name or the name of Artist (and you hereby appoint Universal your agent and attorney-in-fact for such purposes) and make appropriate disposition of them consistent with this agreement.  You and Artist warrant and represent that (aa) you and Artist are the sole and exclusive owner of all rights, title and interest in and to the Existing Domain Names; (bb) neither you nor Artist has sold, assigned, encumbered, transferred or otherwise disposed of any rights with respect to the Existing Domain Names; (cc) no other Persons have rights in or to the Existing Domain Names; and (dd) there are no outstanding obligations to any Person in connection with the Existing Domain Names.  Each Existing Domain Name shall be deemed an item of “Materials” hereunder, covered by your warranties, representations and indemnification obligations hereunder.

(b)

Notwithstanding the foregoing, but without limiting Universal’s right during and after the term of this agreement to create, maintain and host Universal Artist Websites, within thirty (30) days after Universal’s receipt of your written request (which may be sent to Universal at any time after the expiration or termination of the Term hereof), Universal will assign to you all of its right, title and interest in and to the Existing Domain Names administered by Universal as of the date it receives such notice.

9.06.

Notwithstanding anything to the contrary contained herein, Universal throughout the Territory and in perpetuity has the exclusive right (subject to the immediately next sentence), and may grant to others the right, to use and reproduce any and all Artwork hereunder (including, without limitation, any Artwork in connection with a Record hereunder), either alone or in conjunction with other elements, for the manufacture, sale and distribution of merchandise ("Merchandising Uses"), including, without limitation, in conjunction with t-shirts and other clothing, posters, stickers and novelties.  Notwithstanding the foregoing, Universal’s rights hereunder relating to Merchandise Uses will be non-exclusive with respect to merchandise that is solely intended to be sold at auditoriums or other venues where Artist making a personal appearance tour.

10.

MARKETING AND MISCELLANEOUS RESTRICTIONS

10.01.

(a)

With respect to Videos made in connection with the initial release of an Album of the Recording Commitment, the selection(s) to be embodied in each Video will be mutually designated by you and Universal, provided that you will be deemed to have approved any selection that has been or will be embodied on a Single.

(b)

Each Video will be shot on a date or dates and at a location or locations to be mutually designated by you and Universal, subject to Artist's reasonable availability.

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(c)

(1)

The producer, director, and concept or script for each Video will be approved by both you and Universal. Notwithstanding the foregoing, Universal will have the right to disapprove and reject any concept or script proposed by you if in the opinion of Universal such concept or script does not conform with the then-current on-air practices and standards of any of the primary major music Video outlets (e.g., MTV, VH-1, BET, Fuse) and their affiliated stations (each, a “Major Video Outlet”).

(2)

You will not without Universal’s prior written approval (which approval may be withheld by Universal in its sole discretion) film, photograph, or otherwise include in any Video hereunder any third party trademarks, logos or other product identifiers or any third party product or any other form of third party “product placement” (each of the foregoing, a “Third Party Logo”) in any manner.

(3)

Universal will engage the producer, director and other production personnel for each Video and will pay the production costs of each Video in an amount not in excess of a budget to be established in advance by Universal (the "Production Budget"). You will pay any and all production costs for each Video in excess of the Production Budget. In the event that Universal pays any production costs that are your responsibility pursuant to the foregoing (which Universal is in no way obligated to do), you will promptly reimburse Universal for such excess upon demand and, without limiting Universal's other rights and remedies, Universal may deduct an amount equal to such excess from any monies otherwise payable to you or Artist hereunder. Artist's compensation for performing in each Video (as opposed to your compensation with respect to the exploitation of such Videos, which is provided elsewhere herein) will be limited to any minimum amounts required to be paid for such performances pursuant to any collective bargaining agreements pertaining thereto, provided, however, that Artist hereby waives any right to receive such compensation to the extent such right may be waived.

(4)

Notwithstanding anything to the contrary contained herein, Universal has the right to disapprove and reject any Video hereunder if (A) in the opinion of Universal such Video does not conform with the then-current on-air practices and standards of any Major Video Outlet; or (B) such Video embodies any Third Party Logo not approved in advance by Universal in writing; or (C) such Video does not conform with the script or concept for such Video approved by Universal in writing.  If Universal rejects any Video hereunder for any of the foregoing reasons, then Universal will not be obligated to re-edit or re-film or otherwise complete the particular Video so it can be released or promoted to any of the Major Video Outlets; provided, however, that if Universal elects to re-edit or re-film any such rejected Video (which Universal is in no way obligated to do), then the amount of all production costs incurred by Universal in connection therewith will be deducted from all monies payable or becoming payable to you hereunder.

(d)

Universal is and will be the sole owner of all worldwide rights in and to each Video (including the worldwide copyrights therein and thereto).

(e)

You will issue (or cause the music publishing companies having the right to do so to issue) (1) worldwide, perpetual synchronization licenses, and (2) perpetual licenses for public performance in the United States (to the extent that ASCAP and BMI are unable to issue same), to Universal at no cost for the use of all Controlled Compositions in any Video effective as of the commencement of production of the applicable Video (and your execution of this agreement constitutes the issuance of such licenses by any music publishing company that is owned or controlled by you, Artist or any Person owned or controlled by you or Artist). In the event that you fail to cause any such music publishing company to issue any such license to Universal, or if Universal is required to pay any fee to such music publishing company in order to obtain any such license, Universal will have the right to deduct the amount of such license fee from any and all sums otherwise payable to you hereunder.

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(f)

Universal will have the right to use and allow others to use each Video for Advertising and Promotional Purposes and for Commercial Purposes.

(g)

Each Video will be deemed a Material as provided herein. Universal will have the rights in and to each Video as are otherwise applicable hereto with respect to Masters made hereunder, including, without limitation, the right to use and publish, and to permit others to use and publish, your and Artist's name and likeness in each Video and for advertising and purposes of trade in connection therewith.

(h)

Universal is under no obligation whatsoever to produce Videos hereunder.

10.02.

(a)

Provided you have fulfilled all your material obligations under this agreement, Universal will release in the United States each Album recorded in fulfillment of your Recording Commitment within four (4) months after Delivery of the Album concerned. If Universal fails to do so you may notify Universal at any time after the end of the four (4) month period concerned (but before commencement of recording of the next Album of your Recording Commitment hereunder), that you intend to terminate the term of this agreement unless Universal releases the Album within two (2) months after Universal's receipt of your notice (the "cure period"). If Universal fails to release the Album before the end of the cure period, you may terminate the term of this agreement by giving Universal notice (the "Termination Notice") within thirty (30) days after the end of the cure period. On receipt by Universal of your Termination Notice, the term of this agreement will end and all parties will be deemed to have fulfilled their obligations hereunder except those obligations that survive the end of the term (e.g., warranties, rerecording restrictions and obligations to pay royalties). Notwithstanding paragraph 2.01, in the event you fail to give Universal the Termination Notice within said thirty (30) day period with respect to the last Album to be Delivered in fulfillment of your Recording Commitment in any Contract Period, you may at any time thereafter notify Universal that the applicable Contract Period will end on the date four (4) months from the date of the notice (but in no event earlier than one (1) year from the commencement of the Period), and Universal will have through the last day of the Contract Period to exercise its Option (if any) for the next Option Period. Your only remedy for failure by Universal to release an Album will be as described in this paragraph. If you fail to give Universal the Termination Notice within the period specified, your right to terminate as to that Album will lapse.

(b)

The running of each of the four (4) month and two (2) month periods referred to in subparagraph 10.02(a) will be suspended (and the expiration date of each of those periods will be postponed) for the period of any suspension of the running of the term of this agreement. If any such four (4) month or two (2) month period would otherwise expire on a date between November 1 and the next January 16, its running will be suspended for the duration of the period between November 1 and January 16 and its expiration date will be postponed by the same amount of time (i.e., seventy-seven (77) days).

10.03.

Within a reasonable time following the execution hereof, you may supply Universal with six (6) approved pictures of Artist to be used by Universal pursuant to paragraph 9.03 above. In the event that Universal disapproves of the pictures supplied by you, Universal will make available to you for your approval pictures concerning Artist to be so used by Universal. Your approval will not be unreasonably withheld and will be deemed given unless your notice of disapproval (including the reason) has been received by Universal within five (5) days after the material has been made available to you. In the event that you timely disapprove of any pictures, you will, within seven (7) days of the date of your disapproval notice, supply to Universal approved pictures. In the event that the pictures supplied by you, pursuant to the preceding sentence, are not satisfactory to Universal or in the event that you do not supply the pictures to Universal pursuant to this paragraph, Universal will have the right to select and use such pictures as it determines in its sole discretion, and you will have no approval rights in respect thereof. In connection with each new Album hereunder, you may supply Universal with

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more recently approved pictures. If you do so, the procedures set forth in this paragraph will apply. No inadvertent failure by Universal to comply with this paragraph will constitute a breach of this agreement. Your sole remedy for any failure by Universal to comply with this paragraph will be prospective cure with respect to materials prepared after the notice period specified in paragraph 16.06 below.

10.04.

During the term of this agreement, with respect to audio Records manufactured for sale in the United States, Universal will not without your consent:

(a)

initially release any Album in fulfillment of your Recording Commitment under any Record label other than ___________________, or other label then used by Universal for performances by Universal's best selling artists then under exclusive term contract to Universal;

(b)

couple during any one year period more than two (2) Masters made hereunder with Recordings not embodying Artist’s performance, except promotional Records, non-retail jukebox compilations, consumer compilation Records, sampler-type Records, and programs for use on public transportation carriers and facilities.  Notwithstanding the foregoing, if any Master hereunder is released as a Single, then such Master shall be deemed automatically approved for inclusion on the compilation Records with the brand names “Now #         “ and “Universal Smash Hits”, and such use(s) shall not be applied towards the two (2) Master uses set forth in the opening clause of this subparagraph 10.04(b);

(c)

use Masters made under this agreement on premium Records to promote the sale of any product or service other than Records;

(d)

release any Album Delivered in fulfillment of your Recording Commitment as a Budget Record or Midline Record within twelve (12) months after such Album's initial release, unless Universal pays you the otherwise applicable royalty rate (i.e., without reduction of the rate provided in paragraph 7.02 above with respect to Albums sold prior to such date). The foregoing restriction will not apply to Records initially released by Universal at a Budget Record price or Midline Record price as part of a "new or developing artist" type of program;

(e)

sell Records Delivered in fulfillment of your Recording Commitment as "cutouts" within six (6) months after the initial United States release of the Master concerned;

(f)

release any Joint Recordings subject hereto;

(g)

release "out-takes", i.e. Masters made during recording sessions during the term hereof that have never been mixed including false starts, errors and mistakes.

10.05.

(a)

During the term hereof, with respect to Universal Artist Websites, Universal Website Material, ECD Material, and Mobile Material, all artwork and other creative elements produced in connection therewith, including, without limitation, production personnel, shall be mutually approved by you and Universal, provided, however, that any Artwork or other materials furnished or approved by you or Artist for any other purpose hereunder shall be deemed approved by you for use in connection with such Universal Artist Websites, Universal Website Material, ECD Material, and Mobile Material.

(b)

Universal is and will be the sole owner of all worldwide rights in and to each Universal Artist Website and all Universal Website Material, ECD Material, and Mobile Material created hereunder, all individual elements thereof, and the selection and arrangement of such elements, including the worldwide copyrights therein and thereto, throughout the Territory and in perpetuity.

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(c)

You will issue (or cause the music publishing companies having the right to do so to issue) (1) worldwide, perpetual synchronization licenses, and (2) worldwide, perpetual licenses for public performance to Universal at no cost for the use of all Compositions in Website Material, ECD Material and Mobile Material effective as of the commencement of production of the applicable Website Material, ECD Material or Mobile Material (and your execution of this agreement constitutes the issuance of such licenses by you, Artist and any music publishing company that is owned or controlled by you, Artist or any Person owned or controlled by you or Artist).  In the event that you fail to cause any such music publishing company to issue any such license to Universal, or if Universal is required to pay any fee to such music publishing company in order to obtain any such license, Universal will have the right to deduct the amount of such license fee from any and all sums otherwise payable to you hereunder.

(d)

Universal will have the right to use and allow others to use Website Material, ECD Material, and Mobile Material for Advertising and Promotional Purposes and for Commercial Purposes.

(e)

You will supply Universal, at Universal’s request, with Website Material for possible inclusion on Universal Artist Websites, including, without limitation, transcripts of all published interviews of Artist, transcripts of all articles relating to Artist, photographs, and other similar materials.

(f)

Each Universal Artist Website, and all Universal Website Material, ECD Material, and Mobile Material will be deemed a Material as provided herein. Universal will have the rights in and to each Universal Artist Website, Universal Website Material, ECD Material and Mobile Material as are otherwise applicable hereto with respect to Masters made hereunder, including, without limitation, the right to use and publish, and to permit others to use and publish, your and Artist's name and likeness in each Universal Artist Website, Universal Website Material, ECD Material, and Mobile Material and for advertising and purposes of trade in connection therewith.

10.06. Notwithstanding anything to the contrary contained in this agreement, you shall have the right at your sole cost and expense to register one (1) or more mutually approved Artist Domain Name(s) in your, Artist’s or your or Artist’s designee’s name and to create, host and maintain one Artist Website located at such Artist Domain Name (each, an “Artist Controlled Website”), subject to the following:

(a)

all artwork and other creative elements produced in connection with each Artist Controlled Website, including, without limitation, production personnel, shall be mutually approved by you and Universal, provided, however, that Universal shall have the right to require you to include on each Artist Controlled Website so-called “hyperlinks” to Internet Addresses in connection with Universal Artist Websites and other Internet Addresses in Universal’s sole discretion;

(b)

each Artist Controlled Website shall be a “first-class” Website commensurate with Artist’s stature and you will update the content of Your Website;

(c)

you shall not conduct, nor permit any other Person to use any Artist Controlled Website for Commercial Purposes including, without limitation, including on any Artist Controlled Website so-called “banner” or , other forms of advertising, and so-called “e-commerce” functions , without the prior written approval of Universal;

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(d)

you shall indemnify and hold harmless Universal and its licensees against all claims, damages, liabilities, costs, and expenses, including reasonable counsel fees, arising out of your creation and maintenance of any Artist Controlled Website(s); and

(e)

neither you, Artist, nor any Person deriving any rights from you or Artist shall, use, authorize, or endorse any Artist Controlled Website as the “official” Artist Website. Notwithstanding the foregoing, and  provided you have fulfilled all of your material obligations hereunder, if as of the date of the initial retail street date of the first Album in fulfillment of your Recording Commitment for the initial Contract Period hereunder, Universal has not created or commenced the creation of a Universal Artist Website, you may notify Universal within thirty (30) days after such date that you intend to invoke this clause unless Universal commences the creation of a Universal Artist Website within thirty (30) days after Universal’s receipt of such notice. If Universal fails to do so, you shall have the right, at your sole cost and expense, to use, authorize or endorse one (1) Artist Controlled Website as the “official” Artist Website, subject to the next sentence.  Upon notice from Universal that it intends to create a Universal Artist Website, you shall discontinue using, authorizing or endorsing the applicable Artist Controlled Website as the “official” Artist Website no later than the launch date of the Universal Artist Website.

10.07.

If Universal determines during the term of this agreement to edit or remix any Masters made under this agreement for release on Albums in the United States, it will accord you a period of seven (7) days in which to do that work, unless that delay would interfere with a scheduled release. Any costs incurred in connection therewith will be deemed additional Recording Costs in connection with the project concerned. The first sentence of this paragraph will not apply to editing or remixing for the purpose of equalizing the running time of tracks for various configurations. An inadvertent failure by Universal to comply with this paragraph will not be deemed a breach of this agreement.

10.08.

Notwithstanding anything to the contrary contained herein, any member of Artist has the right, during the term hereof, to perform as a background vocalist or background instrumentalist for the purpose of making audio Records for others subject to the following:

(a)

You have then fulfilled all of your obligations hereunder, and the engagement does not interfere with the continuing prompt performances of your obligations to Universal nor with any professional engagements to which you or Artist are committed that are intended to aid in the promotion of Records hereunder;

(b)

The member of Artist will not render a solo or "step-out performance" and the musical style of the recording will not be substantially similar to the characteristic musical style of Recordings made by Artist for Universal;

(c)

The member of Artist will not record any material embodied on a Master theretofore or thereafter delivered by you hereunder, and neither you nor Artist will be restricted from recording the same material for Universal (which you will not do without Universal's written consent);

(d)

The Artist's name [of the member performing (but not the group name of Artist)] may be used in a courtesy credit to Universal Records on the Album liners used for such Records, in the same position as the credits accorded to other sideartists and in type identical in size, prominence and all other respects. Except as provided in this subparagraph (d), neither the Artist's name, nor likeness nor biographical material may be used in any manner in connection with such Recordings. Without limiting the foregoing, Artist's name and/or likeness will not be used on the outside packaging of Records, in any way in connection with Singles, or in advertising, publicity or other forms of exploitation, without Universal's express written consent, which Universal may withhold in its absolute discretion.

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(e)

Before the [member/Artist] accepts the sideartist engagement, you will notify Universal of the names of the Person for whom the recordings are being made and the record company that will have the right to release the Record. Your acceptance of the sideartist engagement will be conditioned upon the other record company's permitting Universal to make similar uses of the services of recording artists of comparable stature under contract to that record company upon Universal's request.

10.09.

During the term hereof, Universal will endeavor to consult with you regarding the proposed Album cover layout and the picture or art to be used on the cover. The proposed Album cover will be made available to you at Universal's offices for review and comment. No inadvertent failure to so consult will be deemed a breach hereof.

11.

LICENSES FOR MUSICAL COMPOSITIONS

11.01.

(a)

(1)

You hereby grant to Universal an irrevocable license under copyright to reproduce each Controlled Composition on Records and distribute such Records in the United States and Canada.

(2)

For that license, Universal will pay you or your designee Mechanical Royalties, on the basis of Net Sales, at the following rate the ("Controlled Rate"):

(A)

On Records distributed in the United States:

(i)

If the copyright law of the United States provides for a minimum compulsory rate: The rate equal to seventy-five percent (75%) of the minimum compulsory license rate applicable to the use of musical compositions on audio Records under the United States copyright law (hereinafter referred to as the “U.S. Minimum Statutory Rate”) at the time of the commencement of the recording of the Master concerned but in no event later than the last date for timely Delivery of such Master (the applicable date is hereinafter referred to as the “Copyright Fixing Date”). (The U.S. Minimum Statutory Rate is $.085 per Composition as of January 1, 2004);

(ii)

If the copyright law of the United States does not provide for a minimum compulsory rate: The rate equal to seventy-five percent (75%) of the minimum license rate agreed to by the major record companies and major music publishers in the United States (hereinafter referred to as the “U.S. Agreed Rate”) as of the Copyright Fixing Date of the Master concerned.

(B)

On Records distributed in Canada:

(i)

If the copyright law of Canada provides for a minimum compulsory rate: The rate equal to seventy-five percent (75%) of the minimum compulsory license rate applicable to the use of musical works on audio Records under the copyright law of Canada at the Copyright Fixing Date of the Master concerned;

(ii)

If the copyright law of Canada does not provide for a minimum compulsory rate, but the major record companies and

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major music publishers in Canada (collectively the "Canadian Record Industry") have agreed to a mechanical license rate: The rate equal to seventy-five percent (75%) of the minimum license rate agreed to as of the Copyright Fixing Date of the Master concerned;

(iii)

If the copyright law of Canada does not provide for a minimum compulsory license rate, and the Canadian Record Industry has not agreed to a rate, the rate applicable under this clause (B) will be two cents ($0.02) (Canadian) per Composition;

(iv)

The rate applicable under this clause (B) will not be more than the rate which would be applicable to the Records concerned under clause 11.01(a)(2)(A) above (Canadian) if they were manufactured for distribution in the United States.

(b)

The total Mechanical Royalty for all Compositions (including Controlled Compositions) will be (i) with respect to each Album other than Multiple Record Albums, not more than ten (10) times the Controlled Rate; (ii) with respect to each single Record released hereunder, not more than two (2) times the Controlled Rate; (iii) with respect to any EP released hereunder, not more than five (5) times the Controlled Rate; and (iv) with respect to Multiple Record Albums (if any), the maximum aggregate Mechanical Royalty will not be more than the maximum Mechanical Royalty applicable to an Album not in the form of a Multiple Record Album multiplied by a fraction, the numerator of which is the Suggested Retail List Price of such Multiple Record Album and the denominator of which is the Suggested Retail List Price of "top-line" Albums. With respect to the exploitation or sale of Records as described in paragraphs 7.02 (other than with respect to EPs and Multiple Record Albums), and 7.03 (other than with respect to club sales through third parties such as the Columbia House Record Club where a separate license is negotiated between such club and the copyright proprietor and paid by such club), the Mechanical Royalty maximums will be three fourths (3/4) of the amounts prescribed in this subparagraph. Any amounts in excess of the applicable maximums pursuant to this subparagraph 11.01(b) will be treated as described in subparagraph 11.01(f) below.

(c)

Mechanical Royalties will not be payable with respect to Records otherwise not royalty bearing hereunder, with respect to nonmusical material, with respect to Compositions of one minute or less in duration, and with respect to more than one (1) use of any one (1) Composition per Record. No Mechanical Royalties will be payable in respect of Controlled Compositions in the public domain or arrangements of Compositions in the public domain except that if such arrangement is credited by ASCAP or BMI, then the Mechanical Royalty otherwise payable hereunder will be apportioned in the same ratio used by ASCAP or BMI in determining the credits for public performance of the work, provided you furnish Universal with satisfactory evidence of that ratio.

(d)

Universal will compute Mechanical Royalties on Controlled Compositions as of the end of each calendar quarter-annual period in which there are sales or returns of Records on which Mechanical Royalties are payable to you. On or before the next May 15, August 15, November 15, or February 15, Universal will send a statement covering those royalties and will pay any net royalties then due. Mechanical Royalty reserves maintained by Universal against anticipated returns and credits may be held for a reasonable period of time. If Universal makes any overpayment of Mechanical Royalties on Controlled Compositions (e.g., but without limitation, by reason of an accounting error or by paying Mechanical Royalties on Records returned) such excess will be treated as described in subparagraph 11.01(f) below. Your right to audit Universal's books and records as the same relate to Mechanical Royalties for Controlled Compositions is subject to the terms and conditions set forth in Article 8.

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(e)

Any assignment made of the ownership of copyright in, or the rights to license or administer the use of, any Controlled Composition will be made subject to the provisions of this Article 11.

(f)

You agree to indemnify and hold Universal harmless from the payment of Mechanical Royalties in excess of the applicable amounts in the provisions of this Article 11. If Universal pays any such excess, such payments will be a direct debt from you to Universal, which, in addition to any other remedies available, Universal may recover from royalties or any other payments hereunder.

11.02.

Without limiting the foregoing, you hereby further grant to Universal and any licensee of Universal the irrevocable right in perpetuity throughout the Territory and without liability to any Person to: (a) print and reproduce the title and/or lyrics to each Composition embodied on a Master hereunder (each, a “Subject Composition”) on Record Artwork; and (b) print, reproduce and/or otherwise recreate the title and/or lyrics to each Subject Composition in (1) the so-called “enhanced” or multimedia portion of an enhanced CD, CD Plus, CD ROM, DVD, or any other similar configuration (whether now known or hereafter created) embodying Masters hereunder including, without limitation, ECD Material and (2) Website Material.  If Universal is required to pay any monies to any Person for the exercise of any of the rights granted to Universal pursuant to this paragraph 11.02, Universal will have the right to deduct such amount from any and all sums otherwise payable to you hereunder.

12.

FAILURE OF PERFORMANCE

12.01.

Universal will have the right to suspend the operation of this agreement and its obligations hereunder in the event Universal is materially hampered in its recording, manufacture, distribution or sale of Records, or in the event its normal business operations become commercially impracticable, as the result of any cause beyond Universal's control, including but not limited to labor disagreement, fire, earthquake, catastrophe, riot, shortage of materials, etc. Such right may be exercised by written notice to you, and such suspension will last for the duration of the applicable event. A number of days equal to the total of all such days of suspension plus an additional seven (7) days will be added to the Contract Period in which such contingency occurs and the dates for the exercise by Universal of its options as set forth in Article 2, the dates of commencement of subsequent Contract Periods, the date any other action is required hereunder, and the term of this agreement will be deemed extended accordingly.

12.02.

If Universal wrongfully refuses to allow you to fulfill your Recording Commitment for any Contract Period, and if, not later than sixty (60) days after that refusal takes place, you notify Universal of your desire to fulfill such Recording Commitment, then Universal may permit you to fulfill such Recording Commitment by notice to you to such effect within thirty (30) days of Universal's receipt of your notice. Should Universal fail to give such notice, you will have the option to terminate the term of this agreement by notice given to Universal within thirty-five (35) days after the expiration of the thirty (30) day period referred to above, and on receipt by Universal of such notice the term of this agreement will terminate. If you fail to give Universal either notice within the period specified in this paragraph 12.02, Universal will be under no obligation to you for failing to permit you to fulfill such Recording Commitment. Alternatively, Universal may notify you during any Contract Period that it does not intend to allow you to fulfill your Recording Commitment for the Period concerned, in which case the term of this agreement will terminate as of the date of such notice. In the event the term terminates under this paragraph, all parties will be deemed to have fulfilled all of their obligations hereunder except those obligations that survive the end of the term (e.g., warranties, rerecording restrictions and obligation to pay royalties), and Universal will be obligated to promptly pay you, in full settlement of its obligations hereunder, an Advance in the amount equal to:

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(a)

The aggregate of the Recording Funds fixed in subparagraph 6.02(a) for each Album of the Recording Commitment then remaining unrecorded for the Contract Period in effect when such termination occurs less:

(b)

The average amount of the Recording Costs for the last two (2) Albums recorded hereunder in fulfillment of your Recording Commitment (or, if only one Album has been recorded hereunder, the amount of the Recording Costs for that Album or, if no Album has been recorded hereunder, 90% of the applicable Recording Fund for the first Album hereunder) multiplied by the number of such unrecorded Albums referred to in subparagraph 12.02(a);

less:

(c)

any portion of the Recording Funds previously paid for the Albums then remaining unrecorded;

less:

(d)

any other Advances previously paid to you or at your direction.

13.

UNIVERSAL'S ADDITIONAL REMEDIES

13.01.

(a)

Without limiting any other rights and remedies of Universal hereunder, if you fail to Deliver any Masters hereunder within the time prescribed in Article 3, Universal will have the following options, each exercisable by notice to you:

(1)

Universal may suspend its obligations to make payments to you under this agreement (other than the payment referred to in paragraph 1.03 above) until you have cured the default.

(2)

Universal may terminate the term of this agreement at any time, whether or not you have commenced curing the default before such termination occurs; and

(3)

Universal may require you to repay the amount not then recouped of any Advance previously paid by Universal and not specifically attributable under paragraph 6.02 to an Album that has been Delivered.

(b)

If Universal terminates the term of this agreement under subparagraph 13.01(a)(2) above, all parties will be deemed to have fulfilled all of their obligations under this agreement except those obligations that survive the end of the term of this agreement [e.g., indemnification obligations, Universal's obligation to account and pay royalties to you, rerecording restrictions, and your obligations under subparagraph 13.01(a)(3)]. No exercise of an option under this paragraph will limit Universal's rights to recover damages by reason of your default, its rights to exercise any other option under this paragraph, or any of its other rights.

13.02.

If Artist's voice should be or become materially and permanently impaired or if Artist otherwise becomes physically unable to perform recording and/or personal appearances and/or if Artist ceases to pursue a career as an entertainer, Universal will have the right to terminate the term of this agreement by notice to you at any time during the period in which such contingency continues and thereby be relieved of any liability for the executory provisions of this agreement.

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13.03.

You acknowledge, recognize and agree that Artist's services hereunder are of a special, unique, unusual, extraordinary and intellectual character, giving them a peculiar value, the loss of which cannot be reasonably or adequately compensated for by damages in an action at law. Inasmuch as a breach of such services will cause Universal irreparable damages, Universal will be entitled to injunctive and other equitable relief, in addition to whatever legal remedies are available, to prevent or cure any such breach or threatened breach.

13.04.

The rights and remedies of Universal as specified in this agreement are not to the exclusion of each other or of any other rights or remedies of Universal. Universal may decline to exercise one or more of its rights and remedies as Universal may deem appropriate without jeopardizing any other of its rights or remedies. All of Universal's rights and remedies will survive the expiration of the term of this agreement. Notwithstanding anything in this agreement, Universal may at any time exercise any right it now has or at any time hereafter may be entitled to as a member of the public as though this agreement were not in existence.

13.05.

(a)

You agree to and do hereby indemnify, save and hold Universal and its licensees harmless from any and all liability, loss, damage, cost and expense (including legal expenses and attorney fees) arising out of or connected with any breach or alleged breach of this agreement or any claim that is inconsistent with any of the warranties or representations made by you in this agreement. You agree to reimburse Universal on demand for any payment made or incurred by Universal with respect to the foregoing sentence, and, without limiting Universal's rights or remedies, Universal may deduct any amount not so reimbursed by you from any monies Universal or an affiliate of Universal owes you, whether hereunder or otherwise.

(b)

Pending the determination of any claim in respect of which Universal is entitled to be indemnified, Universal may withhold monies otherwise payable to you hereunder in an amount not to exceed your potential liability to Universal pursuant to this paragraph 13.05. If Universal pays a claimant more than Seven Thousand Five Hundred Dollars ($7,500.00) (the "Pre-authorized Amount") in settlement of any claim not reduced to judgment, you will not be obligated to reimburse Universal for any of the settlement in excess of the Pre-authorized Amount unless you have consented to the settlement in writing. If you do not consent to a settlement proposed by Universal for an amount exceeding the Pre-authorized Amount, you will nevertheless be required to reimburse Universal for the full amount unless you make bonding arrangements, satisfactory to Universal in its sole discretion, to assure Universal of reimbursement for all damages, liabilities, costs and expenses (including legal expenses and counsel fees) that Universal and its licensees may incur as a result of that claim.

(c)

Universal will notify you of any action commenced on any claim subject to your indemnity hereunder. You may participate in the defense of any such claim through counsel of your selection at your own expense, but Universal will have the right at all times, in its sole discretion, to retain or resume control of the defense of such claim.

13.06.

In the event of your dissolution or the liquidation of your assets, or the filing by or against you of a petition for liquidation or reorganization under Title 11 of the United States Code as now or hereafter in effect or under any similar statute relating to insolvency, bankruptcy, liquidation or reorganization, or in the event of the appointment of a trustee, receiver or custodian for you or for any of your property, or in the event that you make an assignment for the benefit of creditors or commit any act for or in bankruptcy, or you become insolvent, or in the event you fail to fulfill any of your obligations under this agreement for any other reason, then at any time after the occurrence of any such event, in addition to any other remedies which may be available, Universal will have the right, exercisable by notice to you, either to (a) terminate the term of this agreement, or (b) to require Artist to render Artist's personal services directly to Universal for the remaining balance of the term of this agreement, including any extension thereof, for the purpose of fulfilling your obligations hereunder, upon all the same terms and conditions as are herein contained. In the event Universal exercises option (b) above,

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Artist will be deemed substituted for you as a party to this agreement as of the date of Universal's option exercise, and, in respect of Masters subsequently Delivered hereunder, the royalties and any Advances payable hereunder will be those payable pursuant to the Artist Agreement.

13.07

If Universal elects to receive Artist's services directly under the terms of the Inducement Letter pursuant to a claim by Artist that you are no longer entitled to Artist's services, then Universal's obligations to you under this agreement will be automatically suspended until it is determined, through final, non-appealable award (judgment or arbitration) or written settlement agreement, whether you are entitled to Artist's recording services as required by this agreement. Further, Universal will have access to your books and records so that Universal may, at its election, account and make payments directly to Artist in accordance with the Artist Agreement, which payments will fully satisfy Universal's obligations to make payments to you hereunder during such suspension. If and when you are so determined to have been entitled to Artist's services as required herein, then (a) such suspension will terminate, (b) Universal will pay you any amounts withheld during the suspension, less any amounts paid by Universal to Artist, to any producer of Masters or other Recordings and to any other Persons who may be entitled to receive royalties or other sums in respect of Masters or other Recordings, any and all of which will be deemed to have been paid hereunder, and (c) any Masters and other Recordings recorded by Artist during such suspension will be deemed to be Masters or other Recordings, as applicable, recorded hereunder. In the event you are so determined not to have been entitled to Artist's services as required hereunder, then you will be deemed to be in material breach of this agreement, and, without limiting any of Universal's rights or remedies, Universal may terminate the term of this agreement by notice to you at any time, in which event the term hereof will be deemed to have been terminated as of the date the suspension commenced. In the event Universal so terminates the term hereof, Recordings made directly for Universal under the terms of the Inducement Letter will be and remain Universal's sole and exclusive property, not subject to this agreement insofar as you are concerned, and Universal will have no obligation whatsoever to pay any monies to you with respect to such Recordings, whether earned before or after the effective date of such termination. If Artist breaches the Artist Agreement, you will immediately notify Universal in writing of the details of such breach. If you do not enforce any of your rights under said agreement, Universal may, without limitation of Universal's rights or remedies, enforce such rights in your name and/or the name of Universal.

14.

DEFINITIONS

14.01.

"Advance" -- a prepayment of royalties. Advances are chargeable against and recoupable from any royalties otherwise payable hereunder

14.02.

"Advertising and Promotion Purposes", when used in connection with Videos or  Universal Website Material  -- all uses for which Universal receives no monetary consideration from licensees in excess of the costs of the Video or Universal Website Material, an incidental fee, a reasonable amount as reimbursement for its administrative costs, and the actual costs incurred by Universal in connection with such Videos or Universal Website Material  (e.g., for tape stock, duplication of the Videos and shipping).

14.03.

"Album" or "LP" -- a sufficient number of Masters embodying Artist's performances to comprise one (1) or more Compact Discs, or the equivalent, of not less than forty-five (45) minutes of playing time and containing at least ten (10) different Compositions.

14.04.

“Ancillary Exploitations” — (a) the leasing of commercial advertising space to Persons other than Universal or its licensees on a Universal Artist Website; (b) the placement on a Universal Artist Website of hyperlinks to so-called “e-commerce” Websites owned or controlled by Persons other

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than Universal or its licensees; and (c) the inclusion of computer software, or Website links in ECD Material or Mobile Material.

14.05. “Artist Domain Name” -- the name “[Artist Name].XXX” and all variations thereof which embody the Artist’s name or use a name similar to Artist’s name as Internet Addresses. As used in the preceding sentence “.XXX” shall mean each and every so-called “second level” domain name now in existence or hereafter implemented including without limitation, “.com”, “.net”, “.org” together with  territorial identifiers, e.g., “.UK”.

14.06.

(a)

“Artist Website” -- Websites relating to the Artist.

(b)

“Universal Artist Website” -- Artist Websites created, maintained and/or hosted by Universal or its licensees, but specifically excluding any so-called “frame” that appears as a bordered area of a Universal Artist Website and operates as an independent browser window.

14.07.

"Budget Record" -- a Record bearing a Suggested Retail List Price equal to no more than two-thirds (2/3) of the Suggested Retail List Price in the country concerned of top-line single-unit Records in the configuration concerned.

14.08.

"Commercial Purposes", when used in connection with Videos or Universal Website Material -- any use that is not for Advertising and Promotional Purposes (as defined above).

14.09.

"Composition" -- a single musical composition, irrespective of length, including all spoken words and bridging passages, including a medley.

14.10.

"Contract Period" -- the initial period, or any option period, of the term hereof (as such periods may be suspended or extended as provided herein).

14.11.

"Container Charge" -- ten percent (10%) of the Suggested Retail List Price for a single-fold analog disc Record in a standard sleeve with no insert; fifteen percent (15%) of the Suggested Retail List Price for an analog disc Record in a double-fold or gatefold jacket, in a nonstandard sleeve or jacket, or with inserts; twenty percent (20%) of the Suggested Retail List Price for analog cassette tape Records and for audiovisual Records; and twenty-five percent (25%) of the Suggested Retail List Price for Records in the form of Compact Discs, Digital Compact Cassettes, Mini-Discs, Records sold in the form of other digital configurations, audiophile Records, Records sold in the form of any other new configurations, and for any other Record other than as herein provided.  Without limiting the foregoing, there will not be a Container Charge with respect to Electronic Transmissions of Masters.

14.12.

"Controlled Composition" -- a Composition wholly or partly written, owned or controlled by you, the Artist, an individual producer or any Person in which you, the Artist or an individual producer has a direct or indirect interest.

14.13.

"Delivery" -- the receipt by Universal of the Masters as provided in paragraphs 3.01 and 3.05 as well as the submission by you in written form of all necessary information, consents, licenses and permissions, including without limitation those relating to all samples, if any, interpolated in the Master Recordings, such that Universal may manufacture, distribute and release the Records concerned, including, without limitation, all label copy, publishing and songwriting information (including, without limitation, applicable music performance rights organizations, and the names, addresses and telephone numbers of publishers), Album credits, the timings of and lyrics to each Composition contained on a Record in accordance with Article 3 hereof, ancillary materials prepared by or for you which are required hereunder, first use mechanical licenses, sideartist permissions and any information required to be delivered to unions, guilds or other third parties.

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14.14.

"Digital Master" -- a fully mixed, edited, equalized and leadered digital stereo tape master ready for the production of parts from which satisfactory Records can be manufactured.

14.15.

“ECD Material” — all material acquired or created for inclusion in the “enhanced” or multimedia portion of an enhanced CD, CD Plus, CD ROM, DVD, or any other similar configuration, whether now known or hereafter created, (including, without limitation, Videos, photography, graphics, technology, software, so-called “hyperlinks” to Internet Addresses, etc.).

14.16.

"Electronic Transmission" -- any transmission to the consumer, whether sound alone, sound coupled with an image, or sound coupled with data, in any form, analog or digital, now known or later developed (including, but not limited to, Limited Downloads, Permanent Downloads, Streams, Masters made available through portable subscription services, Mobiletones, “cybercasts”, “webcasts”, “streaming audio”, “streaming audio/video”, “digital downloads”, direct broadcast satellite, point-to-multipoint satellite, multipoint distribution service, point-to-point distribution service, cable system, telephone system, broadcast station, and any other forms of transmission now known or hereafter devised) whether or not such transmission is made on-demand or near on-demand, whether or not a direct or indirect charge is made to receive the transmission and whether or not such transmission results in a specifically identifiable reproduction by or for any transmission recipient.  All references in this Agreement to the “distribution” of Records, unless expressly provided otherwise, shall be understood to include the distribution of Masters by way of Electronic Transmission thereof.

14.17. “Internet Addresses” – Uniform Resource Locators, addresses and/or domain names.

14.18.

"Joint Recordings" -- Masters embodying the Artist's performance and any performance by another artist with respect to whom Universal is obligated to pay royalties.

14.19.

"Limited Download" -- a digital transmission of a time-limited or other use-limited download of a Master to a local storage device (e.g., the hard drive of the user's computer or a portable device), using technology designed to cause the downloaded file to be available for listening only either (1) during a limited time (e.g., a time certain or a time tied to ongoing subscription payments), or (2) for a limited number of times

14.20.

"Long Play Single" -- a Record containing at least three (3) Sides embodying a total of not more than three (3) different Compositions.

14.21.

"Master," "Master Recording" or "Recording" -- any recording of sound, whether or not coupled with a visual image, by any method and on any substance or material, whether now or hereafter known, that is or is intended to be embodied in or on a Record.

14.22.

"Materials" -- all Compositions embodied on a Master or Video hereunder; each name or sobriquet used by you or Artist, individually or as a group; and all other musical, dramatic, artistic and literary materials, ideas and other intellectual properties furnished or selected by you, the Artist or any individual producer and contained in or used in connection with any Artist Website, Universal Website Material, ECD Material, Mobile Material, Recordings made hereunder or the packaging, sale, distribution, advertising, publicizing or other exploitation thereof.

14.23.

"Mechanical Royalties" -- royalties payable to any Person for the right to reproduce and distribute copyrighted musical compositions on Records.

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14.24.

"Midline Record" -- a Record bearing a Suggested Retail List Price equal to more than two-thirds (2/3), but no more than eighty percent (80%), of the Suggested Retail List Price in the country concerned of top-line single-unit Records in the configuration concerned.

14.25.

"Mini Album" or "EP" -- any Record, other than an Album, containing more than three (3) different Compositions.

14.26.

“Mobile Material” -- artwork, images, polyphonic (midi) ringtones, voice messages, voice ringers, graphics, "wallpaper" and/or other materials (excluding Masters) transmitted to or reproduced as an accessory for an end user's mobile telephone or personal digital assistant (or other personal communication device).

14.27.

“Mobiletone” -- a digital transmission (including without limitation by means of Permanent Download, Limited Download, or Stream) of a Master (or portion[s] thereof) which may or may not be accompanied by Mobile Material to an end user's mobile telephone or personal digital assistant (or other personal communication device).

14.28.

"Multiple Record Album" -- an Album containing two or more cassettes, compact discs, or other configuration packaged as a single unit. For purposes of the Recording Commitment hereunder and for computing the applicable Recording Fund or Advance, a Multiple Record Album accepted by Universal will be deemed only one (1) Album.

14.29.

"Net Receipts," "net sums," or "net amount received" and similar terms in this agreement -- royalties or flat payments received by Universal in connection with the subject matter thereof solely attributable to Masters or Videos hereunder (excluding catalog and/or administrative fees payable to Universal), less all of Universal's custom manufacturing, duplication, and packaging costs, less all advertising expenses and less any costs or expenses that Universal is required to incur (such as, without limitation, production costs, Mechanical Royalties and other copyright payments, AF of M and other union or guild payments).

14.30.

"Net Sales" -- sales of Records paid for and not returned, less returns and credits, after deduction of reserves against anticipated returns and credits. All references in this Agreement to the “sale” of Records and the like, unless expressly provided otherwise, shall be understood to include the license of Permanent Downloads by Universal or its licensees to any intermediary for sale by that intermediary (directly or indirectly) to a consumer.

14.31.

"Performance" -- singing, speaking, conducting, or playing an instrument, alone or with others.

14.32.

“Permanent Download” -- a digital transmission of a download of a Master to a local storage device (e.g., the hard drive of the user's computer or a portable device) which is not subject to the time or use limitations applicable to Limited Downloads and is permanently available for listening an unlimited number of times (unless deleted by the user).

14.33.

"Person" -- any individual, corporation, partnership, association or other organized group of persons or legal successors or representatives of the foregoing.

14.34. "Recording Costs" -- all amounts described in paragraph 5.01 above plus all other amounts representing direct expenses incurred by Universal in connection with the recording of Masters hereunder (including, without limitation, travel, rehearsal, vocal coaching, musical instrument lessons, equipment rental and cartage expenses, costs incurred in connection with sampling, remixing and/or "sweetening", advances to individual producers, transportation costs, hotel and living expenses approved by Universal, all studio and engineering charges, in connection

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with Universal's facilities and personnel or otherwise, and all costs necessary to prepare Masters for release on all applicable media including those costs necessary to prepare final, equalized tapes therefor).

14.35.

"Record" -- all forms of reproduction, now or hereafter known, manufactured and/or distributed primarily for personal use, home use, school use, juke box use or use in means of transportation, including but not limited to sound-alone Recordings, audiovisual Recordings, interactive media (e.g., CD-ROM), and Electronic Transmissions.

14.36.

"Royalty Base Price" -- the Suggested Retail List Price less all excise, sales and similar taxes and less the applicable Container Charge.

14.37.

"Sales Through Normal Retail Channels" – Net Sales other than as described in paragraphs 7.02 (except that the fact that a Record is a compact disc or an Electronic Transmission will not in and of itself render such a sale not through normal retail channels provided it meets all other requirements therefor), 7.03, 7.04, 7.05, and 7.06.

14.38.

“Sample(s)” or “sample(s)”-- the embodiment of pre-existing Recording(s) and/or Composition(s) on a Master or Masters hereunder; provided, however, if all rights required for the purpose of manufacturing and distributing Records hereunder may be obtained by Universal pursuant to a compulsory mechanical license such embodiment is not a Sample.

14.39.

"Side" -- a Recording of not less than three (3) minutes of continuous sound.

14.40.

"Single” -- a Record containing not more than three (3) different Compositions.

14.41.

“Stream” -- a digital transmission of a Master to allow a user to listen to such Master (e.g., Real Audio or Windows Media Audio), that is configured by the provider of such transmission in a manner designed so that such transmission will not result in a substantially complete reproduction of the Master being made on a local storage device (e.g., the hard drive of the user's computer or a portable device) so that such reproduction is available for listening other than at substantially the time of the transmission

14.42.

"Suggested Retail List Price" or "SRLP" --

(a)

With respect to Records sold for distribution in the United States:

(1)

Other than with respect to Compact Discs, Mini-Discs, other digital configurations, Electronic Transmissions, and any and all new technologies: Universal's published suggested retail list price in the United States during the applicable accounting period for the computation of royalties to be made hereunder, it being understood that a separate calculation of the suggested retail list price will be made for each price configuration of Records manufactured and sold by Universal.

(2)

With respect to Compact Discs, Digital Compact Cassettes, Mini-Discs, other digital configurations (other than Electronic Transmissions), and any and all new technologies: one hundred thirty percent (130%) of Universal's lowest published wholesale price in the category of sale concerned. In the event such wholesale price changes during an accounting period, the applicable wholesale price for the entire accounting period will be deemed to be the average lowest daily wholesale price during the period.

(3)

(A)

With respect to Electronic Transmissions: (i) if the actual sales price received by Universal is on a wholesale equivalent type basis, the SRLP shall be

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equal to one hundred thirty percent (130%) of the actual sales price received by Universal in respect of such Records; or (ii) if the actual sales price received by Universal is on a retail equivalent basis, then the SRLP shall be equal to the actual sales price received by Universal in respect of such Records.

(B)

Notwithstanding paragraph 14.42(a)(3)(a) above, with respect to Electronic Transmissions, sold, licensed, or otherwise made available directly to a consumer by Universal, the SRLP will be the actual price paid by the consumer less any referral fees, commissions or similar fees payable to any Person who, through their Website, electronic mail or other means, refers or directs to Universal a purchaser or licensor of an Electronic Transmission or otherwise facilitates Universal’s sale or license to such consumer.

(b)

With respect to Records sold for distribution outside the United States: the retail equivalent price utilized by Universal's licensee in computing monies to be paid to Universal for the Record concerned, provided that in any country where there is no actual suggested or applicable retail list price and where Universal's licensee is wholly-owned by Universal or Universal's parent, the SRLP will be deemed to be the price established by Universal or its licensee(s) in conformity with the general practice of the recording industry in such country.

(c)

Notwithstanding anything to the contrary contained herein, the Suggested Retail List Price for premium Records will be Universal's actual sales price of such Records.

(d)

Notwithstanding anything to the contrary herein, the Suggested Retail List Price with respect to so-called home video devices will be Universal's published wholesale price for the device concerned.

(e)

Notwithstanding anything to the contrary herein, the Suggested Retail List Price with respect to Records (other than Electronic Transmissions) sold by Universal directly to a consumer through direct response, or otherwise will be Universal’s actual sales price of such Records.

14.43.

The words "term of this agreement" or "period of this agreement" or "term hereof" or "so long as this agreement remains in force" or words of similar connotation refer to the initial period of this agreement and the period of all renewals, extensions and substitutions or replacements of this agreement.

14.44.

"Territory" -- the Universe.

14.45

“Uniform Resource Locator” -- the address of a computer or a document on the Internet that consists of a communications protocol followed by a colon and two slashes (e.g., http://), the identifier of a computer (e.g., www.umusic.com) and usually a path through a directory to a file.

14.46.

"United States" -- the United States of America, its territories, possessions and military exchanges.

14.47.

"USNRC Net Sales" -- Net Sales through Normal Retail Channels of the applicable Record sold for distribution in the United States.

14.48.

"Video Costs" -- any and all costs incurred by Universal in connection with the production or exploitation of Videos and/or the acquisition of rights with respect thereto.

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14.49.

"Videos" -- sight and sound Recordings that reproduce the audio performances of recording artists together with a visual image.

14.50.

“Website”  -- a series of one (1) or more interconnected documents or files that are formatted using the Hypertext Markup Language, or any similar language, and that are intended to be accessible by Internet users.

14.51. (a) “Website Material” — all material acquired or created for inclusion on an Artist Website (including, without limitation, Videos, photography, graphics, technology, so-called “hyperlinks” to Internet Addresses, on-line chats, and electronic press kits or so-called “EPK”s).

(b) “Universal Website Material” -- all Website Material for a Universal Artist Website.

15.

NOTICES AND PAYMENTS

15.01.

All notices required to be given to a party hereto must be sent to the address for the party first mentioned herein, or to such new address if changed as described below, in order to be effective. All royalties and royalty statements will be sent to you at your address first mentioned herein. Each party may change its respective address hereunder by notice in writing to the other. All notices sent under this agreement must be in writing and, except for royalty statements, may be sent only by personal delivery, registered or certified mail (return receipt requested), or by overnight air express (or courier shipment if outside the United States) if such service actually provides proof of mailing. The day of mailing of any such notice will be deemed the date of the giving thereof (except notices of change of address, the date of which will be the date of receipt by the receiving party). Facsimile transmissions will not constitute valid notices hereunder, whether or not actually received. All notices to Universal must be sent to the attention of the Senior Vice President, Business and Legal Affairs. Any notice to Universal must be sent to Universal Records, a Division of UMG Recordings, Inc. and to no other affiliate or related company.

16.

MISCELLANEOUS

16.01.

Unless otherwise provided herein, as to all matters to be determined by mutual agreement and as to where any approval or consent by a party is required, such agreement, approval or consent may not be unreasonably withheld.

16.02.

Your agreement, approval or consent, whenever required, will be deemed to have been given unless you notify Universal otherwise within five (5) business days following the date of Universal's written request to you therefor.

16.03.

The invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any other provision hereof. This agreement contains the entire understanding of the parties relating to its subject matter. No change of this agreement will be binding unless signed by the party to be charged. A waiver by either party of any provision of this agreement in any instance will not be deemed to waive it for the future. All remedies, rights, undertakings and obligations contained in this agreement are cumulative, and none of them are in limitation of any other remedy, right, undertaking or obligation of either party. Nothing contained herein will be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provisions contained herein and any present or future statute, law, ordinance or regulation, the latter will prevail; but the provision of this agreement which is affected will be curtailed and limited only to the extent necessary to bring it within the requirements of the law.

16.04.

Universal has the right at any time during the term hereof to obtain insurance on the life of you and [any or all members of] Artist, at Universal's sole expense and cost, with Universal

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being the sole beneficiary thereof. You agree that you and [such members of] Artist will fully cooperate with Universal in connection with the obtaining of such a policy, including, without limitation, your [and/or Artist] [and/or such members'] submitting to any required physical examination and completing any documents necessary or desirable in respect thereof. Neither you, Artist, nor your estate(s) have any right to claim the benefit of any such policy obtained by Universal. If [any member of] Artist fails his [or her] physical examination, such will not be a breach of this agreement, but thereafter Universal will have the right to terminate the term hereof.

16.05.

Universal may assign its rights under this agreement in whole or in part to any subsidiary, affiliated or controlling corporation, to any Person owning or acquiring a substantial portion of the stock or assets of Universal, or to any partnership or other venture in which Universal participates, and such rights may be assigned by any assignee. Universal may also assign its rights to any of its licensees, if advisable in Universal's sole discretion to implement the license granted.

16.06.

You will not be entitled to recover damages or to terminate the term of this agreement by reason of any breach by Universal of its material obligations hereunder unless Universal fails to remedy such breach within a reasonable time following receipt of your notice thereof.

16.07.

You recognize that the sale of Records is speculative and agree that the judgment of Universal with respect to matters affecting the sale, distribution and exploitation of such Records is binding upon you. Nothing contained in this agreement obligates Universal to make, sell, license or distribute Records manufactured from the Masters recorded hereunder except as specified herein.

16.08.

THIS AGREEMENT HAS BEEN ENTERED INTO IN THE STATE OF NEW YORK.  THE VALIDITY, INTERPRETATION AND LEGAL EFFECT OF THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.  THE NEW YORK COURTS (STATE AND FEDERAL), ONLY, WILL HAVE JURISDICTION OVER ANY CONTROVERSIES REGARDING THIS AGREEMENT, AND THE PARTIES HERETO CONSENT TO THE EXCLUSIVE JURISDICTION OF SAID COURTS.  ANY PROCESS IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY, AMONG OTHER METHODS, BE SERVED UPON YOU BY DELIVERING IT OR MAILING IT IN ACCORDANCE WITH ARTICLE 15 ABOVE.  ANY SUCH PROCESS MAY, AMONG OTHER METHODS, BE SERVED UPON ARTIST OR ANY OTHER PERSON WHO APPROVES, RATIFIES, OR ASSENTS IN WRITING TO THIS AGREEMENT TO INDUCE UNIVERSAL TO ENTER INTO IT, BY DELIVERING THE PROCESS OR MAILING IT TO THE ARTIST OR THE OTHER PERSON CONCERNED IN THE MANNER PRESCRIBED IN ARTICLE 15.  ANY SUCH DELIVERY OR MAIL SERVICE WILL HAVE THE SAME FORCE AND EFFECT AS PERSONAL SERVICE.

16.09.

In entering into this agreement and in providing services pursuant hereto, you and the Artist have and will have the status of independent contractors. Nothing herein contemplates or constitutes you or Artist as Universal's agents or employees.

16.10.

The index (if any) attached hereto and the headings of the Articles herein are intended for convenience only and will not be of any effect in construing the contents of this agreement.

16.11.

This agreement will not become effective until executed by all parties hereto.

16.12.

Any and all riders, exhibits or schedules annexed hereto together with this basic document constitute this agreement.

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17.

GROUP ARTIST

17.01.

The Artist's obligations under this agreement are joint and several. All references to "Artist" include all members of the group collectively and each member individually, unless otherwise specified herein. Notwithstanding any change in the membership of the group, Universal will continue to have the right to remit all payments under this agreement in the group name "_________________________".

17.02.

(a)

If any member of Artist ceases to perform as a member of the group ("leaving member"), you will promptly give Universal written notice of such occurrence (the "Leaving Member Notice"). If the group disbands, each member of the group will be deemed a leaving member and you will promptly give Universal Leaving Member Notice. If Universal so requests within sixty (60) days after Universal's receipt of the Leaving Member Notice, you will promptly deliver to Universal a "demo tape," at Universal's expense pursuant to an Approved Budget, embodying the performances of such leaving member and/or of such remaining members of the group. At Universal's election, such leaving member and/or such remaining members will hold a live audition.

(b)

None of the individuals herein named as Artist ("Present Members") nor any who may hereafter become substituted therefor ("Substitute Members") will, during the term hereof, record for anyone other than Universal, individually or as part of a group. Each of the Present Members and Substitute Members agrees that, without limiting any of Universal's other rights and/or remedies, each time there is a leaving member during the term hereof:

(1)

Universal will have the right to terminate the term of this agreement with respect to the remaining members of Artist by notice given to you at any time before the expiration of ninety (90) days after Universal's receipt of the Leaving Member Notice (or, if later, sixty (60) days after the date of the delivery to Universal of the demo tape or the occurrence of the live audition, if applicable). In the event of such termination, all of the members of Artist will be deemed leaving members as of the date of Universal's notice to you, and Universal will be deemed to have received the Leaving Member Notice as of that date. Subparagraph (c) below will then apply to any or all of such members.

(2)

If Universal does not terminate the term of this agreement with respect to the remaining members, the royalties otherwise payable pursuant to Article 7 hereof will be reduced by twenty-five percent (25%), and the Advances thereafter payable pursuant to the terms of this agreement for each Album hereunder will be seventy-five percent (75%) of the Advance payable pursuant to paragraph 6.02(a) for the applicable Album, whether or not any leaving member is replaced. All other Advances will be reduced by twenty-five percent (25%).

(c)

You and the Artist hereby grant to Universal an irrevocable option to engage the exclusive services of any leaving member as a recording artist. Said option, with respect to such individual, may be exercised by Universal by giving you notice at any time before the expiration of ninety (90) days after Universal's receipt of the Leaving Member Notice (or, if later, thirty (30) days after the date of the delivery to Universal of the demo tape or the occurrence of the live audition, if applicable). In the event Universal exercises such option, you and such leaving member will be deemed to have entered into an agreement with Universal on that date with respect to such individual's exclusive recording services upon all the terms and conditions of this agreement except that: (i) the Recording Commitment in the initial Contract Period will be for sufficient Masters to constitute two (2) Sides, and Universal will have eight (8) additional options to extend the term of such agreement for consecutive option periods for one (1) Album each, which options may be exercised by notice to you within six (6) months after Universal's retail street date for the last Record Delivered in fulfillment of the Recording Commitment for the Contract Period concerned of such leaving member's agreement; (ii)

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the provisions contained in paragraph 6.02 will not be applicable; rather, Universal will pay all Recording Costs for Masters to be recorded by such individual up to the amount of the budget approved by Universal therefor, plus an Advance to you (or the leaving member) of twenty thousand dollars ($20,000) each time an Album of the Recording Commitment is Delivered; (iii) Universal's royalty obligation to you in respect of Recordings by such individual will be the payment to you of the royalties computed as set forth in this agreement but based on a basic USNRC Album royalty rate of two-thirds (2/3) of the Basic Rate set forth herein for the first Album Delivered in fulfillment of the Recording Commitment hereof, with proportionate reductions for other sales; (iv) Universal will be entitled to combine such leaving member's account with the Artist account hereunder; and (v) Recordings by such individual will not be applied in diminution of your Recording Commitment as set forth in this agreement.

(d)

Notwithstanding Universal’s decision not to exercise its option to engage the exclusive services of any leaving member as an individual recording artist pursuant to subparagraph 17.03(c) above, if the group disbands and reconstitutes at anytime after the effective date of disbanding, you shall promptly give Universal written notice of such reconstitution and Universal shall have an irrevocable option to engage the members to record as group artists. Universal may exercise said option by giving each member of the reconstituted group notice at anytime before the expiration of ninety (90) days after Universal’s receipt of written notice that the group has reconstituted.  The group will be deemed to have effectively disbanded upon the date Universal receives the Leaving Member Notice from each member or upon the date Universal terminates the term of this agreement pursuant to subparagraph 17.03(b)(1) above.  You and Artist hereby agree that the group shall be deemed to have reconstituted if two (2) or more of the Present Members and/or Substitute Members record for any Person other than Universal as a group.  In the event that Universal exercises its option pursuant to this subparagraph 17.03 (d), the terms and conditions regarding Universal’s exercise of its option under subparagraph 17.03 (c) above shall apply.

(e)

A leaving member may not, without Universal's consent, use the professional name of the group in any commercial artistic endeavor. Said professional name will remain the property of the Artist who continues to perform obligations hereunder and whose engagement is not terminated.

UNIVERSAL RECORDS,

A DIVISION OF UMG RECORDINGS, INC.

AMERICAN SOUTHWEST MUSIC

DISTRIBUTION, INC.

By:______________________

By:__________________________

Michael L. Reinert

an Authorized Signatory

Exec. V.P., Business & Legal Affairs

Federal Tax ID No._____________

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)

EXHIBIT "A"

Date: ______________, 200_

Universal Records

a division of UMG Recordings, Inc.

1755 Broadway

New York, New York 10019

Attention:  Senior Vice President, Business & Legal Affairs

Gentlemen:

Pursuant to an exclusive recording agreement between American Southwest Music Distribution, Inc. ("Company") and Artist (the "Artist Agreement"), Company is entitled to Artist's exclusive recording services. Artist has been advised that concurrently herewith Universal Records, a division of UMG Recordings, Inc. (“Universal”) is entering into an agreement with Company pursuant to which Company agrees to furnish Artist's exclusive services to perform at recording sessions for Universal (the "Recording Agreement"). Artist is familiar with each provision of the Recording Agreement relating to Artist's obligations, assents to the execution thereof, and agrees to be bound by all the restrictions and other provisions therein relating to Artist.

In consideration of Universal's executing the Recording Agreement and as a further inducement for Universal to do so (it being to Artist's benefit as a recording artist that Universal execute the same), Artist hereby agrees as follows:

1.

Company, at all times during the term of the Recording Agreement (as it may be extended), will be authorized to furnish Artist's recording services to Universal as provided in the Recording Agreement. Artist acknowledges that Universal will have no obligations to make any payments to Artist in connection with the services rendered by Artist or the fulfillment of Artist's other obligations under the Recording Agreement, except as provided in paragraphs 5.01 and 13.06 of the Recording Agreement.

2.

If, during the term of the Recording Agreement or any extensions or renewals thereof, Company ceases to be entitled to Artist's recording services in accordance with the terms of the Artist Agreement, or if Company fails or refuses to furnish master recordings embodying Artist's performance to Universal, Artist, at Universal's request, will do all such acts and things so as to give Universal the same rights, privileges, and benefits as Universal would have had under the Recording Agreement if Company had continued to be entitled to Artist's recording services and if Company had continued to furnish master recordings to Universal; such rights, privileges, and benefits will be enforceable in Universal's behalf against Artist; and notwithstanding any breach by Company, all the terms and conditions contained in the Artist Agreement will be effective as if Company has assigned the Artist Agreement to Universal with Artist's consent. No termination or modification of the Artist Agreement will operate to diminish Artist's liability or obligations to Universal hereunder, and no breach of the Artist Agreement by Company will be sufficient cause for Artist to fail to fully perform for Universal pursuant to the Recording Agreement and this agreement.

3.

All of the terms, conditions and restrictions relating to Artist in the Recording Agreement will be binding upon Artist (whether performing alone or as part of a group) and regardless of the name(s) by which Artist may be identified in Artist's artistic endeavors. Company's rights, obligations, liabilities, prohibitions and restrictions contained in the Recording Agreement are applicable hereto and incorporated herein by reference. The substitution of, addition to, or subtraction

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from any of the present members of Artist may be done only upon the prior written approval of Universal, provided that any substituted or added individual will be deemed a party to this agreement and must agree in writing to be bound by all of the terms and conditions of this agreement. Artist will promptly deliver to Universal documents executed by that substituted or added member necessary or advisable in Universal's judgment to confirm that the new member has agreed to be so bound.

4.

Artist hereby confirms and joins in the granting to Universal of the rights specified in the Recording Agreement, including, but not limited to, all rights in and to the results and proceeds of Artist's recording services and the right to use and publish Artist's names (legal, group and professional) and likenesses and to write and publish, and permit others to write and publish, articles concerning Artist for advertising and trade purposes in connection with records, the promotion of Artist and general goodwill or institutional advertising. Artist agrees that Artist will not, during the term of the Recording Agreement (or any extension or renewal thereof), perform for anyone other than Universal for the purpose of making Records, and Artist will not record any Compositions which are recorded or acquired under the Recording Agreement for anyone other than Universal except as provided in the Recording Agreement

5.

Artist acknowledges that Universal is the exclusive owner of all rights of copyright in Masters and Records embodying the results and proceeds of Artist's recording services made pursuant to the Recording Agreement or during its term, including the exclusive right to copyright same as "sound recordings" in the name of Universal, to renew and extend such copyrights (and all rights in and thereto are hereby assigned to Universal), and to exercise all rights of the copyright proprietor thereunder as provided in the Recording Agreement.

6.

Artist is entitled to use the professional name ___________________________ and to grant Universal the right to use said name as provided in the Recording Agreement, and no other person or entity will have the right to use said name or to permit it to be used in connection with the manufacture, distribution and commercial exploitation of records.

7

Universal may, in its own name, institute any action or proceeding against Artist to enforce its rights under the Artist Agreement, the Recording Agreement and/or this agreement, and Universal will be entitled to equitable relief, including injunctive relief, to enforce the provisions of said agreements.

8.

Artist agrees to indemnify, save and hold Universal harmless from and against any liability, loss, damage, cost or expense (including reasonable counsel fees) paid or incurred by Universal by reason of any breach by Artist of the covenants, warranties, or representations contained herein or in the Artist Agreement or Recording Agreement, and agree to reimburse Universal on demand for any payment made by Universal after the date hereof with respect to any of the foregoing.

9.

Artist warrants and represents that none of the members comprising Artist is a resident of the State of California.

10.

Artist warrants and represents that each member comprising Artist is above the legal age of majority pursuant to the laws governing this agreement and the performance hereunder.

11.

THIS AGREEMENT HAS BEEN ENTERED INTO IN THE STATE OF NEW YORK.  THE VALIDITY, INTERPRETATION AND LEGAL EFFECT OF THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.  THE NEW YORK COURTS (STATE AND FEDERAL), ONLY, WILL HAVE JURISDICTION OVER ANY CONTROVERSIES REGARDING THIS AGREEMENT, AND THE PARTIES HERETO CONSENT TO THE EXCLUSIVE JURISDICTION OF SAID COURTS.  ANY PROCESS IN ANY ACTION, SUIT OR PROCEEDING

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)

ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY, AMONG OTHER METHODS, BE SERVED UPON ARTIST BY DELIVERING IT OR MAILING IT IN THE MANNER PRESCRIBED IN ARTICLE 15 OF THE RECORDING AGREEMENT, AND  ANY SUCH DELIVERY OR MAIL SERVICE WILL HAVE THE SAME FORCE AND EFFECT AS PERSONAL SERVICE.

Very truly yours,

______________________________

)

[___________________]

)

Social Security No.___________

)

)

)

______________________________

)

[___________________]

)

p/k/a "_________________"

Social Security No.___________

)

)

(collectively and individually

)

referred to in this Agreement as

 _____________________________

)

“Artist”)

[___________________]

)

Social Security No.___________

)

)

)

______________________________

)

[___________________]

)

Social Security No.___________

)

AGREED AND ACCEPTED:

UNIVERSAL RECORDS

A DIVISION OF UMG RECORDINGS, INC.

By:_________________________

AMERICAN SOUTHWEST MUSIC

DISTRIBUTION, INC.

By:__________________________

  An Authorized Signatory

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)

SCHEDULE “1”

Tape Storage Report

ARTIST:________________________

Producer:______________________

Song Title:_____________________

Album Title:____________________

	TRACKING STUDIO	MIX STUDIO	MASTERING STUDIO
Studio Name
Contact (name and phone number)
Format
Inventory (number of tapes)
Destination / Storage Vault (*)
Date Sent Out (*)
All Tapes Returned? (*)

Record of Contact:

(*) To be completed by Universal / For internal reference

(Universal Records) American Southwest Upstream2EX.1.25.06 (DBG)